1933 Act File No. 333-

1940 Act File No. 811-23388

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

——————

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	Amendment No.

_____________________________

SILVERPEAK CREDIT COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

_____________________________

c/o Silverpeak Credit Partners LP
40 West 57th Street
New York, New York 10019
(Address of Principal Executive Offices)

(212) 716-6000
(Registrant's Telephone Number, including Area Code)

Jonathan Socolow, Esq.
Silverpeak Credit Partners LP
40 West 57th Street
New York, New York 10019
(Name and Address of Agent for Service)

_____________________________

Copy to:
Nicole M. Runyan, Esq.

William J. Tuttle, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036

_____________________________

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box    ☐

It is proposed that this filing will become effective (check appropriate box)

☐       when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price*	Amount of Registration Fee

Common Stock, par value $0.001 per share	$1,000,000	$121.20

* Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

_____________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, Dated October 12, 2018

PROSPECTUS

Shares

Silverpeak Credit Company, Inc.

Common Stock
$     per Share

Silverpeak Credit Company, Inc. is a newly organized, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” Our investment adviser is Silverpeak Credit Partners LP, which we refer to as the “Adviser.” Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation.

Under normal market conditions, we will seek to achieve our investment objectives by investing at least 80% of our total assets in the equity and subordinated debt tranches of collateralized loan obligations, or “CLOs”. The CLOs in which we intend to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. In addition, we may invest up to 20% of our total assets in other securities and instruments that are related to these investments or that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (which are sometime called warehouse facilities) and CLO Class M Notes and participation agreements with CLO collateral managers. Loan accumulation facilities are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between three and six times prior to a CLO’s pricing. The CLO securities in which we will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and subordinated debt securities in which we will invest are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies our risk of loss on such investments.

The Adviser is registered as an investment adviser with the Securities and Exchange Commission, or the “SEC,” and, as of          , 2018, had approximately $       of committed assets under management for investment in CLO securities and other investments. The Adviser manages our investments subject to the supervision of our board of directors.

This is the initial public offering of shares of our common stock, par value $0.001 per share, and shares of our common stock have no history of public trading. We are offering             shares of our common stock. Since the Adviser has agreed to pay all of the underwriting sales load and all of our organizational and offering expenses, purchasers in this offering will not experience any immediate dilution to net asset value. See “Capitalization.”

We intend to apply to list our common stock on the New York Stock Exchange, or “NYSE,” under the ticker symbol “                .”

This prospectus sets forth concisely information about us that a prospective investor should know before investing, and should be retained for future reference. Investors should consider their investment goals, time horizons and risk tolerance before investing in our common stock. An investment in our common stock is not appropriate for all investors and is not intended to be a complete investment program. Shares of closed-end investment companies that are listed on an exchange frequently trade at a discount to their net asset value. If shares of our common stock trade at a discount to our net asset value per share, it will likely increase the risk of loss for purchasers in this offering. In addition, investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Before buying any shares of our common stock, you should read the discussion of the principal risks of investing in our common stock, which are summarized in “Risk Factors” beginning on page 18 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public Offering Price	$	$
Sales Load(2)	$	$
Proceeds, Before Expenses, to the Company(3)	$	$

(notes on inside front cover)

The Underwriters expect to deliver the common stock to purchasers on or about                   , 2019.

_______________________________

The date of this prospectus is                        , 2019.

(footnotes from previous page)

(1)	We have granted the underwriters an option to purchase up to additional shares of our common stock at the public offering price within 30 days of the date of this prospectus solely to cover over allotments, if any. If such option is exercised in full, the public offering price, sales load paid by the Adviser and proceeds to us will be $ , $ , and $ , respectively. See “Underwriting.”

(2)	The Adviser has agreed to pay to the underwriters, from its own assets, the sales load in the amount equal to $ , or $ per share. We are not obligated to repay the sales load paid by the Adviser. See “Underwriting.”

(3)	The Adviser has agreed to pay all of our organizational and offering expenses. The aggregate organizational and offering expenses are estimated to be approximately $ . We are not obligated to repay the organizational and offering expenses paid by the Adviser.

This prospectus contains important information you should know before investing in our common stock. Please read and retain this prospectus for future reference. This prospectus, and other materials containing additional information about us have been filed with the SEC. You may request a free copy of this prospectus or any other information filed with the SEC, by calling 1 (800) SEC-0330 (toll-free), by electronic mail at publicinfo@sec.gov or, upon payment of copying fees, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102. Information relating to the SEC’s public reference room may be obtained by calling the SEC at 1 (800) SEC-0330. Upon completion of this offering, we will file annual and semi-annual stockholder reports, proxy statements and other information with the SEC. To obtain this information electronically, please visit our website (www.         .com) or call 1-              (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to us. You may also obtain a copy of any information regarding us filed with the SEC from the SEC’s website (www.sec.gov).

Shares of our common stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Our business, financial condition and results of operations may have changed since the date of this prospectus. We will notify stockholders promptly of any material change to this prospectus during the period we are required to deliver the prospectus.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. Throughout this prospectus, we refer to Silverpeak Credit Company, Inc. and any of its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” Silverpeak Credit Partners LP as the “Adviser;” and               as the “Administrator.” “Silverpeak Group” collectively refers to the Adviser, Silverpeak Real Estate Partners L.P., Silverpeak Strategic Partners LP and their respective subsidiaries, members, principals, officers, directors, employees, agents, affiliates and representatives.

Overview

Silverpeak Credit Company, Inc. is a newly organized, non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. We were formed as a Maryland corporation on October 12, 2018. Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We intend to elect to be a regulated investment company, or “RIC,” under subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code”. See “U.S. Federal Income Tax Matters.”

Under normal market conditions, we will seek to achieve our investment objectives by investing at least 80% of our total assets in the equity and subordinated debt tranches of CLOs. The CLOs in which we intend to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. In addition, we may invest up to 20% of our total assets in other securities and instruments that are related to these investments or that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (which are sometime called warehouse facilities) and CLO Class M Notes and participation agreements with CLO collateral managers. Loan accumulation facilities are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction.

The amount that we invest in these other securities and instruments may vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. The CLO securities in which we will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and subordinated debt securities in which we will invest are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies our risk of loss on such investments. These investment objectives are not fundamental policies of ours and may be changed by our board of directors on 60 days’ notice to our stockholders. See “Business.”

We may invest in both the primary CLO market (i.e., acquiring securities at the inception of a CLO) or in the secondary CLO market (i.e., acquiring existing CLO securities). However, we intend to focus our investment activities in the secondary CLO market, where we will seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns. To the extent that we purchase in the primary CLO market, we will seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period.

We believe that the Adviser's CLO structural expertise, its relative scale in the CLO market and its direct and longstanding relationships within the CLO market will enable it to source and execute investments consistent with our investment objectives and with attractive economics and terms relative to other CLO opportunities.

The Adviser's investment strategy relies primarily on four primary components: (i) the Adviser's ability to identify investments that it believes have good fundamental value; (ii) sourcing specific investments that meet the Adviser's value criteria; (iii) risk management and monitoring of the Company's portfolio; and (iv) the Adviser's ability to construct a portfolio of CLO equity with a return profile over time that demonstrates increased total return. The Adviser intends to construct a portfolio of CLO equity by taking into account, with respect to the portfolio providing the source of payment for each CLO, a number of factors including:

•	number and investment style of the CLO managers managing each such portfolio;

•	industry exposure of borrowers on loans underlying each such portfolio; and

•	quality of distinct underlying borrowers in each such portfolio.

The portfolio management team of the Adviser also will regularly consider various default, prepayment, recovery and reinvestment scenarios. We will seek to construct a broad and varied portfolio of CLO securities, including with respect to:

•	number of borrowers underlying each CLO;

•	industry type of a CLO's underlying borrowers;

•	number and investment style of CLO collateral managers; and

•	CLO vintage period.

The Adviser has a long-term oriented investment philosophy and seeks to invest primarily with a view to hold securities until maturity. However, on an ongoing basis, the Adviser actively monitors each investment and may sell positions if circumstances have changed from the time of investment or if the Adviser believes it is in our best interest to do so.

When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence certain of the CLO's key terms and conditions. Specifically, the Adviser believes that, although typically exercised only in limited circumstances, the protective rights associated with holding positions in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents of the CLO) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly, or we may benefit from the advantages of a majority position where both we and other accounts collectively hold a majority position. See “Business—Other Investment Techniques—Co-Investment with Affiliates.”

About our Adviser

Our investment activities are managed by the Adviser. The Adviser is responsible for sourcing potential investments, conducting research and diligence on potential investments, collateral managers, and placement agents, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the “Advisers Act,” and is controlled by its general partner, Silverpeak Credit Manager LLC, a Delaware limited liability company.

The Adviser provides advisory services on a discretionary basis to its clients, which include separately managed accounts and pooled investment vehicles for sophisticated institutional investors, and has particular expertise in investing and trading in a variety of credit products. These credit products may include investments in special situations (lending), securitized products, structured credit products, single-name credit products, credit default swaps and other derivatives. The Adviser is part of a multi-strategy investment platform with expertise in the real estate, energy and credit sectors. Silverpeak Group has offices in New York, Atlanta and London. Many of the firm's investment professionals have worked together for more than a decade, gaining and sharing insights that make them key contributors to the development and growth of the business. Across the platform, Silverpeak Group and its affiliates are focused on creating long-term value for investment partners and adheres to a disciplined investment approach.

Our relationship with the Adviser is governed by and dependent on the Investment Advisory and Management Agreement by and between us and the Adviser, or the “Investment Advisory Agreement,” and may be subject to conflicts of interest. The Adviser provides us with advisory services in exchange for a base management fee and incentive fee; see "The Adviser and the Administrator – Investment Advisory Agreement." Our board of

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directors is charged with protecting our interests by monitoring how the Adviser addresses these and other conflicts of interest associated with its management services and compensation.

The Adviser capitalizes on the deal origination and sourcing, underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of its professionals. Adam Hagfors, Vaibhav Kumar and Brian Rigert are principals and portfolio managers of the Adviser, or the “Portfolio Managers.” Mr. Hagfors will be responsible for the day-to-day management of the Company's portfolio investments. We believe that the complementary, yet highly specialized, skill set of each Portfolio Manager provides the Adviser with a competitive advantage in its CLO-focused investment strategy. See “The Adviser and Administrator—The Adviser.”

Our Administrator

The Administrator, a member of the Silverpeak Group, provides the administrative services necessary for us to operate. The Administrator furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. The Administrator oversees our financial reporting as well as prepares our reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. The Administrator also manages the determination and publication of our net asset value, and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator may retain third parties to assist in providing administrative services to us. To the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions at cost, sometimes on a direct basis without incremental profit to the Administrator.

CLO Overview

Our investments in CLOs are expected to be comprised primarily of investments in the equity tranches and, to a lesser extent, the subordinated debt tranches of CLOs. We intend to focus on securitization vehicles that pool portfolios of primarily below investment grade U.S. senior secured loans, which pools of underlying assets are often referred to as a CLO’s “collateral.” The vast majority of the portfolio of most CLOs consists of first lien senior secured loans although the CLO collateral manager is typically able to invest up to approximately 10% of the portfolio in other assets, including second lien loans, unsecured loans, debtor-in-possession, or “DIP”, loans and fixed rate loans.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and is subject to certain asset concentration limitations. Most CLOs are structured to allow for reinvestment of proceeds of repayments of assets over a specific period of time (typically four to five years). We intend to target cash flow CLOs, for which the terms and covenants of the structure are typically based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests. CLO payment provisions are detailed in a CLO's indenture and are referred to as the "priority of payments" or "waterfall."

A CLO funds the purchase of its investment portfolio through the issuance of equity and debt instruments in the form of multiple, primarily floating rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s, S&P, Fitch and/or DBRS. The interest rate on the CLO debt tranches is the lowest at the AAA-level and generally increases at each level down the rating scale. A CLO’s equity tranche, which is in the first loss position, is unrated and subordinated to the debt tranches and typically represents approximately 8% to 11% of the CLO’s capital structure. Below investment grade and unrated securities are sometimes referred to as “junk” securities.

The CLO equity tranche, which is in the first loss position, is unrated and subordinated to the debt tranches and typically represents approximately 8% to 11% of a CLO's capital structure. A CLO's equity tranche represents the first loss position in the CLO. The holders of CLO equity tranche interests are typically entitled to any cash reserves that form part of the structure when such reserves are permitted to be released. The CLO equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the

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CLO and servicing of the debt securities. Economically, the equity tranche benefits from the difference between the interest received from the investment portfolio and the interest paid to the holders of debt tranches of the CLO structure. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency.

Each tranche within a typical CLO has voting rights on amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting or approval rights on the management of the underlying investment portfolio. The holders of the equity tranche of a CLO typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default and have the ability to call the debt tranches following a non-call period. Holders of the debt tranches of a CLO typically do not have the right to call the other tranches of the CLO.

The CLO structure highlighted below is a hypothetical structure provided for illustrative purposes only, and the structure of CLOs in which we will invest may vary substantially from this hypothetical structure. Please see "Business—CLO Overview" for a more detailed description of a CLO's typical structure and key terms and conditions.

CLOs generally do not face refinancing risk on their debt securities because the indenture typically requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 to 12 years from the date of issuance). In the current market environment, we expect investment opportunities in CLO equity to present more attractive risk-adjusted returns than CLO debt, although we expect to make investments in CLO debt and related investments, in certain cases, to complement the CLO equity investments that we make. As market conditions change, our investment focus may vary from time to time between CLO equity and CLO debt investments.

We believe that CLO equity has the following attractive fundamental attributes:

•	Potential for strong absolute and risk-adjusted returns: We believe that CLO equity offers the potential for attractive, risk-adjusted total returns compared to the returns experienced in the U.S. public equity markets.

•	Undervalued investment opportunities: While the leveraged loan market for loans in CLOs has rallied in price significantly, the Adviser believes there are still pockets of opportunities to do fundamental credit work and find credit securities that are undervalued. These undervalued credit securities are impacting CLO equity prices, which the Adviser believes creates an investment opportunity.

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•	Expected shorter duration high-yielding credit investment with the potential for high quarterly cash distributions: Relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO's life.

•	Potentially lower risk than direct loan investing: The selection process for the leveraged loans backing the CLOs and application of rating agency criteria, generally, may lead CLOs, as an asset class, to be backed by higher credit quality loans and may lead to CLOs having less exposure to CCC-rated and non-performing assets when compared to the leveraged loan market on average.

•	Expected protection against rising interest rates: Because a CLO's asset portfolio is typically comprised primarily of floating rate loans and the CLO's liabilities are also generally floating rate instruments, we expect CLO equity to provide potential protection against rising interest rates whenever the London Interbank Offered Rate, or “LIBOR,” exceeds above the average minimum interest rate or "LIBOR floor" on a CLO's assets. However, CLO equity is still subject to other forms of interest rate risk.

•	Expected low-to-moderate correlation with fixed income and equity markets: Because CLO assets and liabilities are primarily floating rate, we expect CLO equity investments to have a low-to-moderate correlation with U.S. fixed income securities. In addition, because CLOs generally allow for the reinvestment of principal during the reinvestment period regardless of the market price of the underlying collateral provided the CLO remains in compliance with its covenants, we expect CLO equity investments to have a low-to-moderate correlation with the U.S. public equity markets.

CLO securities are also subject to a number of risks as discussed elsewhere in this “Prospectus Summary” section and in more detail in the “Risk Factors” section of this prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.

Competitive Strengths and Core Competencies

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

•	Specialist in CLO securities. Each Portfolio Manager has been active in the securitization markets for a significant portion of his career and brings a distinct and complementary skill set that the Adviser believes is necessary to achieve our investment objective. We believe that the combination of the Adviser’s longstanding presence in the CLO market, as well as relationships with CLO collateral managers, will enable us to source and execute investments with attractive economics and terms relative to other CLO market opportunities.

•	Deep management team experienced in investing in the credit markets. The Adviser currently manages three funds focused on credit-related products and has an experienced team (with an average of 16 years of experience investing in credit-related investments, including in CLO securities, the securities of other securitization vehicles and the leverage loan market) that is dedicated to such investment strategies.

•	Deep CLO structural experience and expertise. The Portfolio Managers have significant experience structuring, valuing and investing in CLOs and other securitization vehicles throughout their careers. The Adviser believes that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures. In addition to analyzing CLO structural features and collateral managers, the Adviser can perform due diligence on loans underlying the CLOs, given its in-house expertise and relationships across the industry.

•	Rigorous credit analysis and approval process. The objective of the Adviser’s investment process is to identify, source and execute investments in CLO securities and related investments that the Adviser believes have the potential to outperform the CLO market generally. This process is designed to be

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repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance. The Adviser believes that its investment and security selection process, its in-house loan investment team, along with its strong emphasis on analyzing the structure of the CLO, differentiates its approach to investing in CLO securities.

•	Alignment of Interests. Our fee structure includes an incentive fee component whereby we pay the Adviser an incentive fee only if our net income exceeds a hurdle rate.

Principal Risks of Investing in the Company

The value of our assets, as well as the market price of shares of our common stock, will fluctuate. Our investments should be considered risky, and you may lose all or part of your investment in us. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in our common stock. An investment in our common stock may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. We should be evaluated primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. We can offer no assurance that the returns on our investments will be commensurate with the risk of investment in us, nor can we provide any assurance that enough appropriate investments that meet our investment criteria will be available.

The following is a summary of certain principal risks of an investment in us. See "Risk Factors" for a more complete discussion of the risks of investing in our common stock, including certain risks not summarized below.

•	No Prior Operating History. We are a non-diversified, closed-end management investment company with no prior operating history as such. Additionally, our Adviser has never previously managed a registered closed-end investment company.

•	Fair Valuation of Our Portfolio Investments. Typically, there will not be a public market for the type of investments in which we intend to invest. As a result, we will value these securities at least quarterly, or more frequently as may be required from time to time, at fair value. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments.

•	Key Personnel Risk. We will be dependent upon the key personnel of the Adviser for our future success.

•	Conflicts of Interest Risk. The Adviser and its officers and employees, including the Portfolio Managers, have several conflicts of interest as a result of the other activities in which they engage.

•	Incentive Fee Risk. Our incentive fee structure may incentivize the Adviser to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement and use leverage in a manner that adversely impacts our performance.

•	Tax Risks. If we fail to qualify for tax treatment as a RIC under the Code for any reason or become subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

•	Distributions and Dividend Risk. There is a risk that our stockholders may not receive distributions or dividends and that our distributions or dividends may not grow over time.

•	Market Risks. A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, impair the availability of suitable investment opportunities for us and negatively affect our business.

•	Non-Diversification Risk. We are a non-diversified investment company under the 1940 Act and may hold a narrower range of investments than a diversified fund under the 1940 Act.

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•	Leverage Risk. The use of leverage, whether directly or indirectly through investments such as CLO equity or subordinated debt securities that inherently involve leverage, may magnify our risk of loss. CLOs are typically highly leveraged (typically nine to 13 times), and therefore the CLO equity of subordinated debt securities in which we intend to invest are subject to a higher risk of loss since the use of leverage magnifies losses.

•	Risks of Investing in CLOs and Other Structured Finance Securities. CLO and structured finance securities present risks similar to other credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are typically governed by a complex series of legal documents and contracts, which increases the possibility of disputes over the interpretation and enforceability of such documents. In addition, a collateral manager or trustee of a CLO may not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also leveraged vehicles and are subject to leverage risk.

•	Risks of Investing in the Subordinated or Equity Tranche of CLOs. We intend to invest in the subordinated notes that comprise a CLO's equity tranche, which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, CLO equity and subordinated notes generally do not benefit from any creditors' rights or ability to exercise remedies under the indenture governing the notes. The subordinated notes are not guaranteed by another party. Subordinated notes are subject to greater risk than the secured notes issued by the CLO. CLOs are typically highly levered, and therefore the CLO equity and subordinated debt securities in which we intend to invest are subject to a higher risk of loss. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet our expectations.

•	First Loss Risk of CLO Equity and Subordinated Securities. CLO equity and subordinated debt securities that we may acquire are subordinated to more senior tranches of CLO debt. If a CLO breaches a covenant, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position. CLO equity and subordinated debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, we will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which we are invested.

•	High Yield Investment Risks. The CLO equity and subordinated debt securities that we will acquire are typically unrated or rated below investment grade and are therefore considered “high yield” or “junk” securities and are considered speculative with respect to timely payment of distributions or interest and reinvestment or repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically high yield investments that are below investment grade. Investing in CLO equity and subordinated debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance. High-yield investments, including collateral held by CLOs in which we invest, generally have limited liquidity. As a result, prices of high-yield investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decide to sell. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a thin trading market for such securities.

•	Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. Sufficient investment opportunities for our capital may not be available.

•	Interest Rate Risk. The price of certain of our investments may be significantly affected by changes in interest rates. Although interest rates in the United States continue to be relatively low compared to historic averages, a continuation of the current rising interest rate environment may increase our exposure

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to risks associated with interest rates. Moreover, interest rate levels may be impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty. Additionally, there may be a mismatch in the rate at which CLOs earn interest and the rate at which CLOs pay interest on their debt tranches, which can negatively impact the cash flows on a CLO's equity tranche and may in turn adversely affect our cash flows and results of operations.

•	Credit Risk. If (1) a CLO in which we invest, (2) an underlying asset of any such CLO or (3) any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, net asset value and/or market price may be adversely impacted.

•	Prepayment Risk. The assets underlying the CLO securities in which we invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which we invest are subject to prepayment risk. If we or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, our investment performance will be adversely impacted.

•	Liquidity Risks. To the extent we invest in illiquid instruments, we would not be able to sell such investments at prices that reflect our assessment of their fair value or the amount paid for such investments by us. Specifically, the subordinated or equity tranche CLO securities we intend to acquire are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for subordinated notes. At times, there may be no market for subordinated notes, and we may not be able to sell or otherwise transfer subordinated notes at their fair value, or at all, in the event that we determine to sell them.

•	Counterparty Risks. We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses.

•	Loan Accumulation Facilities Risk. Investments in loan accumulation facilities, which acquire loans on an interim basis that are expected to form part of a CLO, may expose us to market, credit and leverage risks. In particular, in the event a planned CLO is not consummated, or the loans held in a loan accumulation facility are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses and other risks.

•	Hedging Risks. Hedging transactions seeking to reduce risks may result in poorer overall performance than if we had not engaged in such hedging transactions, and they may also not properly hedge our risks.

•	Derivatives Risks. Derivative instruments in which we may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by more traditional instruments. A small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of derivative transactions, we could lose the entire amount of our investment; in other types of derivative transactions the potential loss is theoretically unlimited.

•	Currency Risk. Although we intend to primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Our investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.

•	Shares Volatility Risks. The market price of shares of our common stock may be volatile and may decrease substantially.

Leverage

We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions,

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margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We currently anticipate incurring leverage within the first twelve months following the completion of this offering in an amount of approximately % of our total assets (as determined immediately before the leverage is incurred) primarily through the issuance of preferred stock, and to a lesser extent through borrowings. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. See "Description of Our Capital Stock—Preferred Stock."

While we anticipate incurring leverage in an amount of approximately      % of our total assets within the first twelve months following the completion of this offering, we may use leverage opportunistically or not at all and may choose to increase or decrease our leverage from time to time. We may use different types or combinations of leveraging instruments at any time based on the Adviser's assessment of market conditions and the investment environment, including forms of leverage other than preferred stocks and credit facilities. In addition, we may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by our stockholders, and our leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in our net asset value. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. See "Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us."

Operating and Regulatory Structure

We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we will be required to meet certain regulatory tests. See "Regulation as a Closed-End Management Investment Company." In addition, we intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See "U.S. Federal Income Tax Matters."

Conflicts of Interest

Subject to certain 1940 Act restrictions on co-investments with affiliates, the Adviser will offer us the right to participate in investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with the Adviser's allocation policy, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably over time with other entities managed by the Adviser and its affiliates.

To the extent that we compete with entities managed by the Adviser or any of its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (i) its internal allocation policy, (ii) the requirements of the Advisers Act and (iii) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. The Adviser's allocation policy is intended to ensure that we may generally share fairly and equitably with other investment funds or other investment vehicles managed by the Adviser or its affiliates in investment opportunities that the Adviser determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors, particularly those involving a security with limited supply or involving differing classes of

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securities of the same issuer that may be suitable for us and such other investment funds or other investment vehicles. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated pro rata based on the net asset value of each participating vehicle. If the opportunity cannot be allocated pro rata, for regulatory reasons or otherwise, the Adviser will consider the following factors:

•	the investment objective of each vehicle;

•	risk profile and concentration limits of the investment vehicles;

•	available cash and liquidity requirements of each vehicle;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	minimum trade or allocation sizes;

•	regulatory restrictions or concerns, including tax consideration; and

•	such other factors as the Adviser may deem relevant.

In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Adviser will need to decide which account will proceed with the investment. The decision by the Adviser to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. See "Related-Party Transactions and Certain Relationships."

Co-Investment with Affiliates. In certain instances, we may co-invest on a concurrent basis with other accounts managed by the Adviser or certain of its affiliates, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. We may determine, in the future, to seek exemptive relief from the SEC that would permit us to participate in certain negotiated co-investments alongside other accounts managed by the Adviser or certain of its affiliates, subject to certain conditions including (i) that a majority of our directors who have no financial interest in the transaction and a majority of our directors who are not interested persons, as defined in the 1940 Act, approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant.

Our Corporate Information

Our principal executive offices are located at 40 West 57th Street, 29th Floor, New York, NY 10019, and our telephone number is (212) 716-2000. We maintain a website at www.         .com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

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SUMMARY OF OFFERING

Set forth below is additional information regarding this offering.

Shares Offered	shares of our common stock. An additional shares of our common stock are issuable pursuant to an over-allotment option granted to the underwriters solely to cover over-allotments, if any.

Initial Capitalization	Prior to this offering, an affiliate of the Adviser purchased shares of our common stock at $ per share in exchange for an aggregate cash contribution of $100,000 in order for the Company to have the minimum net worth required by the 1940 Act.

Shares to be Outstanding Immediately After this Offering	shares assuming the over-allotment option is not exercised. See "Capitalization." shares of our common stock assuming the over-allotment option is exercised in full.

NYSE Symbol	" "

Use of Proceeds	We estimate that the net proceeds we will receive from the sale of shares of common stock in this offering will be approximately $ (or approximately $ if the underwriters' over-allotment option is exercised in full). We currently anticipate being able to invest the net proceeds from this offering within three months after the completion of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns. See "Use of Proceeds."

Distributions

We intend to make regular quarterly cash distributions of all or a portion of our GAAP-basis net investment income and annually distribute all or a portion of our "investment company taxable income" (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) to stockholders. We also intend to make at least annual distributions of all or a portion of our "net capital gains" (which is the excess of net long-term capital gains over net short-term capital losses).

We intend to declare our first distribution related to the quarter ending            , 2019, which will be payable before           , 2019, and expect such distribution to be approximately $         per share. The amount of the distribution will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. The actual amount of such distribution, if any, remains subject to approval by our board of directors, and there can be no assurance that the distribution will be $        per share. Purchasers in this offering will be entitled to receive this distribution, which is contingent upon the completion of this offering. We anticipate that the distribution will be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during our fiscal year ending on             , 2019, the distribution may constitute a return of capital, which is a return of a portion of a shareholder's

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original investment in our common stock. See "Distribution Policy" and "Risk Factors - Our cash distributions to stockholders may change and a portion of our distributions to stockholders may be a return of capital."

If our distributions exceed our investment company taxable income in a tax year, such excess will represent a return of capital to our stockholders. Additionally, in order to maintain a stable level of distributions, we may at times pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. Subject to market conditions, dividend and capital gains distributions generally are used to purchase additional shares of our common stock pursuant to an automatic distribution reinvestment plan, as summarized below. However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to our stockholders whether they are reinvested in our shares of our common stock or received in cash. See "Distribution Policy" and "Distribution Reinvestment Plan."

We generally intend to reinvest the capital returned to us from our investments. However, GAAP may require us to characterize all or a portion of our non-taxable (i.e., return of capital) distributions from our CLO investments as interest income. See "Risk Factors - Risks Related to Our Investments - CLO investments involve complex documentation and accounting considerations."

Investment Advisory Agreement

The Adviser manages our investments, subject to the supervision of our board of directors, pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its related persons are entitled to indemnification from us for any damages, liabilities, costs and expenses arising from the services rendered by the Adviser under the Investment Advisory Agreement or otherwise as our investment adviser. A discussion regarding the basis for our board of directors’ approval of the Investment Advisory Agreement will be available in our first annual report after the completion of this offering.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually (after an initial two-year term) by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Directors who are not "interested persons" of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by us without penalty upon not less than 60 days' written notice to the Adviser and by the Adviser upon not less than 60 days' written notice to us. See “The Adviser and the Administrator — Investment Advisory Agreement.”

Management Fee and Incentive Fee

We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee.

Base management fee. The base management fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of our "Total Equity Base." "Total Equity Base" is defined as the net asset value of the shares of our

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common stock and the paid-in capital of our preferred stock, if any. The base management fee is paid by our stockholders and is not paid by holders of preferred stock, if any, or the holders of any other types of securities that we may issue. Because no part of the base management fee is based on funds borrowed by us, the base management fee will not increase when we borrow funds. However, the base management fee will increase if we issue preferred stock. [The Adviser has agreed to waive certain fees in connection with this offering. For the period commencing upon the consummation of this offering and ending                , 2019, the Adviser has agreed to irrevocably waive the base management fee, without recourse against or reimbursement by the Company. ]

Incentive fee. The incentive fee is calculated and payable quarterly in arrears and equals 20% of our "Pre-Incentive Fee Net Investment Income" for the immediately preceding quarter, subject to a preferred return, or "hurdle," of 2.00% of our net asset value (8.00% annualized) and a "catch up" feature. The amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer. No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. [The Adviser has agreed to waive certain fees in connection with this offering. For the period commencing upon the consummation of this offering and ending             , 2019, the Adviser has agreed to irrevocably waive the incentive fee, without recourse against or reimbursement by the Company.]

See “The Adviser and Administrator— Investment Advisory Agreement — Management Fee and Incentive Fee.”

Other Expenses	The personnel of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We bear all other costs and expenses of our operations and transactions. See “Fees and Expenses.”

Administration Agreement	The Administrator, a member of the Silverpeak Group, provides the administrative services necessary for us to operate. The Administrator furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. The Administrator performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, the Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator may retain third parties to assist in providing administrative services to us. To the extent that the Administrator outsources any of its functions we pay the fees associated with such functions at cost without incremental profit to the Administrator. See "The Adviser and the Administrator – The Administrator and the Administration Agreement."

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Market Price of Shares and Closed-End Fund Structure

Closed-end funds differ from traditional, open-end management investment companies ("mutual funds") in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. By comparison, mutual funds issue securities that are redeemable and typically engage in a continuous offering of their shares.

Common stock of closed-end funds frequently trades at prices lower than their net asset value. We cannot predict whether shares of our common stock will trade at, above or below our net asset value per share.

In addition to net asset value, the market price of our common stock may be affected by such factors as our dividend stability and dividend levels, which are in turn affected by expenses, and market supply and demand. In recognition of the possibility that shares of our common stock may trade at a discount from their net asset value, and that any such discount may not be in the best interest of stockholders, our board of directors, in consultation with the Adviser may review possible actions to reduce any such discount. There can be no assurance that our board of directors will decide to undertake any of these actions or that, if undertaken, such actions would result in shares of our common stock trading at a price equal to or close to net asset value per share. See “Description of Our Capital Stock — Repurchase of Shares and Other Discount Measures.”

Distribution Reinvestment Plan

 We have established a distribution reinvestment plan, or the "DRIP." Under the DRIP, distributions of dividends and capital gains are automatically reinvested in additional shares of our common stock by            , the plan agent of the DIP or the "DRIP Agent." Every stockholder holding at least one full share will be automatically enrolled in the DRIP. Stockholders who receive distributions in the form of additional shares of our common stock will nonetheless be required to pay applicable federal, state or local taxes on the reinvested dividends but will not receive a corresponding cash distribution with which to pay any applicable tax. Stockholders who opt-out of participation in the DRIP will receive all distributions in cash. Reinvested dividends increase our stockholders' equity on which a management fee is payable to the Adviser. There are requirements to participate in the DRIP and you should contact your broker or nominee to confirm that you are eligible to participate in the DRIP. See “Distribution Reinvestment Plan” for more information about the DRIP, including how to withdraw from it.

Taxation	We intend to elect to be treated for U.S. federal income tax purposes as a RIC. As a RIC, we generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our stockholders. To qualify as a RIC and maintain our RIC treatment, we must meet specific source-of-income and asset diversification requirements and distribute in each of our taxable years at least 90% of the sum of our investment company taxable income and net tax-exempt interest, if any, to our stockholders. If, in any year, we fail to qualify for tax treatment as a RIC under U.S. federal income tax laws, we would be taxed as an ordinary corporation. In such circumstances, we could be required to recognize unrealized net built-in gains, pay substantial taxes and make substantial distributions before re-qualifying for tax treatment as a RIC. See "U.S. Federal Income Tax Matters."

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FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly as a stockholder. The expenses shown in the table under "Estimated Annual Expenses" are based on estimated amounts for our first full year of operations and assume that we incur leverage in an amount of approximately         % of our total assets (as determined immediately before the leverage is incurred) primarily through the issuance of preferred stock, and to a lesser extent through borrowings. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.

Stockholder Transaction Expenses (as a percentage of the offering price)
Sales load(1)%
Offering expenses borne by the Company(2)%
Distribution reinvestment plan expenses(3)	$
Total stockholder transaction expenses	—%
Estimated Annual Expenses (as a percentage of net assets attributable to Shares)(4):
Base management fee(5)%
Incentive fees payable under our investment advisory agreement (20% of Pre-Incentive Fee Net Investment Income, subject to hurdle)(6)%
Interest payments on borrowed funds(7)%
Other expenses(8)%
Total annual expenses(9)%

(1)	The Adviser has agreed to pay to the underwriters, from its own assets, the sales load in the amount equal to $ , or $ per share of common stock. We are not obligated to repay the sales load paid by the Adviser. See "Underwriting."

(2)	The Adviser has agreed to pay all of our organizational and offering expenses associated with the initial offering of shares of our common stock. The aggregate organizational and offering expenses are estimated to be approximately $ . We are not obligated to repay the organizational and offering expenses paid by the Adviser.

(3)	The expenses of the DRIP are included in "other expenses." The plan administrator's fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $ transaction fee plus a $ per share brokerage commission from the proceeds. See "Distribution Reinvestment Plan."

(4)	Percentages in the table are based on assumed net proceeds of $ million from the sale of shares of our common stock and an assumed incurrence of leverage in an amount of approximately % of our total assets (as determined immediately before the leverage is incurred) upon commencement of operations.

(5)	We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a base management fee at an annual rate of 1.75% of our Total Equity Base, which means the net asset value of our shares of common stock and the paid-in capital of our preferred stock, if any. The figure shown in the table above reflects our assumption that we incur leverage in an amount of approximately % of our total assets (as determined immediately before the leverage is incurred) primarily through the issuance of preferred stock, and to lesser extent through borrowings. These management fees are paid by our stockholders and are not paid by

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the holders of preferred stock, if any, or the holders of any other types of securities that we may issue. If we do not issue preferred stock, our base management fee would equal 1.75% of the net asset value of our shares. [For the period commencing upon the consummation of this offering and ending            , 2019, the Advisor has agreed to waive the base management fee, without recourse against or reimbursement by us. The base management fee reflected in this table does not include any waiver of any base management fees. If the waiver of the base management fee were included, the percentage would be % for the first year of operations.] See “The Adviser and the Administrator—Investment Advisory Agreement—Management Fee and Incentive Fee.”

(6)	We have agreed to pay the Advisor as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of our "Pre-Incentive Fee Net Investment Income" for the immediately preceding quarter, subject to a quarterly preferred return, or hurdle, of 2.00% of our net asset value (8.00% annualized) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash. No incentive fee is payable to the Adviser on realized capital gains. The incentive fee is paid to the Adviser as follows:

•	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our net asset value;

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our net asset value in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our net asset value) as the "catch-up." The "catch-up" is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if Pre-Incentive Fee Net Investment Income meets or exceeds 2.50% of our net asset value in any calendar quarter; and

•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our net asset value in any calendar quarter (10.00% annualized) is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

Incentive fees in the table assume            % weighted-average yield on our investment portfolio, including with proceeds from incurrence of leverage immediately upon commencement of operations and reinvestment of investment returns, and including the effects of uninvested cash. [For the period commencing upon the consummation of this offering and ending            , 2019, the Adviser has agreed to waive its incentive fee, without recourse against or reimbursement by the Company. The incentive fee reflected in this table does not include any waiver of any incentive fees. If the waiver of the incentive fee were included, the percentage would be % for the first year of operations.] See "The Adviser and the Administrator—Investment Advisory Agreement—Management Fee and Incentive Fee."

We estimate annual incentive fees payable to the Adviser during our first year of operations to equal      % based on our estimation of the use of the proceeds of this offering and assumed leverage of       % of our total assets (as determined immediately before the leverage is incurred) immediately upon commencement of operations.

(7)	We may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of preferred stock and other structures and instruments, in significant amounts and on terms that the Adviser and our board of directors deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in CLO structures in which we intend to invest or in derivative instruments in which we may invest. Assumes the use of leverage in an amount of approximately % of our total assets (as determined immediately before the leverage is incurred) with a projected combined effective annual interest rate expense (including the amortization of deferred issuance costs) of %, which we have based on current market rates. Interest cost in table assumes incurrence of debt upon commencement of operations.

(8)	“Other expenses” are based upon estimates of the first full year of operations.

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(9)	“Total annual expenses” is presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock will bear all of our fees and expenses, all of which are included in this fee table presentation. The indirect expenses that will be associated with our CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then our total annual expenses would have been %.

Example

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expenses that you would pay, directly or indirectly, on a $1,000 investment in shares of our common stock for the time periods indicated, assuming (1) total net annual expenses of % of net assets attributable to shares of our common stock and (2) a 5% annual return*:

	1 Year	3 Year	5 Year	10 Year
Total Expenses	$	$	$	$

*	The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. In addition, because the example assumes a 5% annual return, the example does not reflect the payment of the incentive fee which would either not be payable or would have an insignificant impact on the expense amounts shown above. Our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face, but they are the principal risks associated with an investment in us. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

We have no prior operating history, and the Adviser has no experience managing an investment company registered under the 1940 Act or a RIC.

We are a newly organized, externally managed, non-diversified, closed-end management investment company with no prior operating history. As a result, we do not have significant financial information on which you can evaluate an investment in us or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially or become worthless.

In addition, the Adviser has never previously managed a fund registered as an investment company under the 1940 Act or a RIC. The 1940 Act and the Code impose numerous constraints on registered investment companies and RICs that do not apply to other investment vehicles managed by the Adviser and its affiliates. Neither we nor the Adviser has any experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

There can be no assurance that our investment strategy will be successful or that the Adviser will not be mistakes in executing our investment strategy.

Our investment portfolio is recorded at fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.

As a registered closed-end investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. We expect that the majority of our portfolio investments will take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we value these securities at fair value as determined in good faith by our board of directors. As discussed under “Determination of Net Asset Value,” many of our investments are expected to be classified as Level 3 under Accounting Standards Codification, or “ASC”, Topic 820, Fair Value Measurements and Disclosures, as amended, or “ASC Topic 820”. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. In addition, the determination of fair value and thus the amount of unrealized losses we may incur in any year, is, to a degree, subjective, in that it is based on unobservable inputs and certain assumptions. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We will adjust the valuation of our portfolio quarterly to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value will be recorded in our consolidated statements of operations as net change in unrealized appreciation or depreciation.

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Our financial condition and results of operations will depend on the Adviser’s ability to effectively manage and deploy capital.

We do not have any internal management capacity or employees. Our ability to achieve our investment objectives will depend on the Adviser’s ability to effectively manage and deploy capital, which will depend, in turn, on the Adviser’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.

Accomplishing our investment objectives will largely be a function of the Adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and general economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could adversely impact our ability to pay distributions. In addition, because the trading methods employed by the Adviser on our behalf are proprietary, stockholders will not be able to determine details of such methods or whether they are being followed.

Our success will depend on the ability of the Adviser to attract and retain qualified personnel in a competitive environment.

Our success will depend, to a significant extent, on the continued service of the Portfolio Managers. Each of these individuals is an employee at will of the Adviser and not subject to any employment contract. The departure of any of the Portfolio Managers could have a material adverse impact on our ability to meet our investment objectives.

In addition, our success and growth will require that the Adviser attract and retain new investment personnel in a competitive market. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including its ability to offer competitive compensation, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, mezzanine funds and business development companies) and traditional financial services companies, with which it will compete for experienced personnel will have greater resources than the Adviser will have.

We may face increasing competition for investment opportunities.

We may compete for investments with other investment funds (including business development companies, closed-end funds, pension funds, private equity funds and hedge funds) as well as traditional financial services companies such as commercial banks, investment banks, finance companies and insurance companies. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that may not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing than we are willing to offer to potential sellers. We may lose investment opportunities if our competitors are willing to pay more for the types of investments that we intend to target. If we are forced to pay more for our investments, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. An increase in the number and/or the size of our competitors in our target markets could force us to accept less attractive investments. Furthermore, many of our competitors have greater experience operating under, or are not be subject to, the regulatory restrictions that the 1940 Act imposes on us as a closed-end management investment company.

Conflicts related to obligations that the Portfolio Manager, the Adviser or its affiliates have to other clients and conflicts related to fees and expenses of such other clients

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The Adviser, its affiliates and their respective officers and employees, including the Portfolio Managers, have several conflicts of interest as a result of the other activities in which they engage. For example, the Portfolio Managers are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. Moreover, each of the Portfolio Managers is engaged in other business activities that divert their time and attention. The professional staff of the Adviser will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, including separately managed accounts and private funds, and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures. See “Related-Party Transactions and Certain Relationships.”

Our incentive fee structure may incentivize the Adviser to pursue speculative investments, use leverage when it may be unwise to do so, refrain from de-levering when it would otherwise be appropriate to do so, or include optimistic assumptions in the determination of net investment income.

The incentive fee payable by us to the Adviser may create an incentive for the Adviser to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. In addition, the incentive fee payable to the Adviser is based on our Pre-Incentive Fee Net Investment Income, which may encourage the Adviser to use leverage to increase the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it may otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. Additionally, we will recognize interest income on our CLO equity tranche investments based in substantial part on management’s multi-year assumptions regarding cash flows derived from such investments. As a result, management’s assumptions regarding cash flows from our investments will have an impact on the amount of Pre-Incentive Fee Net Investment Income we recognize for a given period. This may encourage the Advisor to select assumptions more optimistic than actually achievable given economic conditions and circumstances. See “CLO investments involve complex documentation and accounting considerations.”

We may be obligated to pay the Adviser incentive compensation even if we incur a loss.

The Adviser is entitled to incentive compensation for each fiscal quarter based on our Pre-Incentive Fee Net Investment Income, if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold, and we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio.

We may pay an incentive fee on income we do not receive in cash.

The incentive fee payable to the Adviser is computed and paid on our Pre-Incentive Fee Net Investment Income, which includes any interest income that has been accrued but not yet received in cash. This fee structure may encourage the Adviser to favor investments that provide for deferred interest, rather than current cash payments of interest, including in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee. This risk could be increased because the Adviser is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

The Adviser and the Administrator each has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time.

The Adviser has the right under the Investment Advisory Agreement and the Administrator has the right under the administration agreement by and between us and the Administrator, or the “Administration Agreement,” to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If the Adviser or the Administrator resigns, we may not be able to find a new investment adviser or administrator, as the case may be, or hire internal management, with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption,

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and our business, financial condition and results of operations, as well as our ability to make distributions to our stockholders, are likely to be adversely affected and the market price of our common stock may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and the Administrator and their affiliates. Even if we are able to retain comparable management and administration, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives and operations would likely result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

The Adviser’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, the Adviser does not assume any responsibility to us other than to render the services called for under the Investment Advisory Agreement, and it is not responsible for any action of our board of directors in following or declining to follow the Adviser’s advice or recommendations. The Adviser maintains a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, the Adviser, its officers, managers, members, agents, employees and other affiliates are not be liable to us for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misconduct, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify the Adviser and each of its officers, managers, members, agents, employees and other affiliates from and against all damages, liabilities, costs and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by the Adviser of its obligations under the Investment Advisory Agreement, except where attributable to willful misconduct, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may not replicate the historical results achieved by other entities managed or sponsored by the Adviser and its other affiliates.

Investors in our securities are not acquiring an interest in any accounts or other vehicles that are or have been sponsored or managed by the Adviser, the Portfolio Managers or affiliates of the Adviser. We cannot assure you that we will replicate the historical results achieved by other accounts or vehicles sponsored or managed by the Adviser, the Portfolio Managers or affiliates of the Adviser, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

We may experience fluctuations in our interim operating results.

We could experience fluctuations in our interim operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the interest and other income earned on our investments, the level of our expenses (including the interest or dividend rate payable on the debt securities or preferred stock we issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, our results for any period should not be relied upon as being indicative of our results in future periods.

Our board of directors may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.

Our board of directors will have the authority to modify or waive our current operating policies, investment criteria and strategies, other than those that we have deemed to be fundamental, without prior stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our securities. However, the effects of any such changes could adversely impact our ability to pay distributions and the market price of our common stock.

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We will be subject to corporate-level income tax if we are unable to maintain our tax treatment as a RIC.

We intend to elect to be taxed as a RIC under Subchapter M of the Code, but no assurance can be given that we will be able to obtain or maintain our RIC status. As a RIC, we will not be required to pay corporate-level U.S. federal income taxes on our income and capital gains that we distribute (or that we are deemed to distribute) to our stockholders.

To obtain and maintain RIC status under the Code and to be relieved of U.S. federal income taxes on income and gains distributed to our stockholders, we must meet certain source-of-income and asset diversification and distribution requirements. The source-of-income requirement will be satisfied if we obtain at least 90% of our investment company taxable income for each year from dividends, interest, gains from the sale of securities or similar sources. The asset diversification requirement will be satisfied if we meet certain asset composition requirements at the end of each calendar quarter. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are expected to be in CLO securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

We must also meet an annual distribution requirement to qualify for RIC tax treatment. The distribution requirement for a RIC will be satisfied if we distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any to our stockholders on an annual basis (the “Annual Distribution Requirement”). We will be subject, to the extent we use debt financing or preferred stock, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify for tax treatment as a RIC. If we are unable to obtain cash from other sources, we could fail to maintain our qualification for the tax benefits available to RICs and, thus, become subject to corporate-level federal income tax.

If we fail, once qualified, to continue to qualify for tax treatment as a RIC for any reason and become subject to corporate-level federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution to stockholders and the amount of our distributions and the amount of funds available for new investments.

U.S. tax reform could have a negative impact on our business and on our stockholders.

Legislative or other actions relating to taxes could have a negative effect on us or our stockholders. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service, or “IRS,” and the U.S. Treasury Department. Recently enacted U.S. federal tax reform legislation makes many changes to the Code, including provisions that significantly change the taxation of business entities, the circumstances in which a foreign corporation will be treated as a “controlled foreign corporation”, the deductibility of interest expense and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders or our investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in our common stock.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or market discount, which may arise if we acquire a debt security at a significant discount to par. Since, in such cases, we will recognize income before or without receiving cash representing such income, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities to meet our distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level income tax.

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Our cash distributions to stockholders may change and a portion of our distributions to stockholders may be a return of capital.

The amount of our cash distributions may increase or decrease at the discretion of our board of directors, based upon its assessment of the amount of cash available to us for this purpose and other factors. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, we may be limited in our ability to make distributions unless we maintain certain asset coverage requirements. Any reduction in the amount of our distributions would reduce the amount of cash received by our stockholders and could have a material adverse effect on the market price of our shares. Further, to the extent that the portion of the cash generated from our investments that is recorded as interest income for federal income tax reporting purposes is less than the amount of our distributions, all or a portion of one or more of our future distributions, if declared, may comprise a return of capital. Accordingly, stockholders should not assume that the sole source of any of our distributions is investment company taxable income.

Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we will need additional capital to finance the acquisition of new investments.

In order to obtain and maintain our RIC tax treatment, among other things, we are required to distribute at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. As a result, these earnings will not be available to fund new investments, and we will need additional capital to fund growth in our investment portfolio. If we fail to obtain additional capital, we could be forced to curtail or cease new investment activities, which could adversely affect our business, operations and results.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we expect to incur legal, accounting and other expenses not applicable to a private fund, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the SEC and the listing rules of the NYSE.

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union, or the “EU,” countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the EU, or “Brexit,” and the U.K. government has begun the formal process of leaving the EU. The United Kingdom is currently expected to exit the EU on March 29, 2019. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the United Kingdom and the EU, and this uncertainty and instability may last indefinitely. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

As a result of the 2016 U.S. election, the Republican Party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act”, and the

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authority of the Federal Reserve and the Financial Stability Oversight Council. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on our business, financial condition and results of operations. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Capital markets may experience periods of disruption and instability, which could have a negative impact on our ability to raise capital.

The global capital markets have experienced periods of disruption resulting in a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. While the capital markets have improved, these conditions could deteriorate again in the future. During such market disruptions, we may have difficulty raising debt or equity capital, especially as a result of regulatory constraints.

Market conditions may in the future make it difficult to extend the maturity of or refinance our indebtedness or preferred stock and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments at attractive prices or at all. In addition, significant changes in the capital markets, including disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our targeted investments and on the potential for liquidity events involving our targeted investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

We are a non-diversified management investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified management investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond our asset diversification requirements as a RIC under the Code, we will not have fixed guidelines for diversification, we will not have any limitations on the ability to invest in any one CLO, and our investments may be concentrated in relatively few CLO securities. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In addition, our portfolio may be less diversified than the portfolios of some larger funds. Because our portfolio of investments may lack diversification among CLO securities and related investments, we are susceptible to a risk of significant loss if one or more of these CLO securities or related investments experience a high level of defaults on the collateral that they hold. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. We may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing our risk of loss in the event the CLO collateral manager were to fail, experience the loss of key portfolio management employees or sell its business. In addition, the CLOs in which we invest may hold loans that are concentrated in a limited number of industries. As a result, a downturn in any particular industry that the CLOs in which we invest are concentrated could significantly impact the aggregate returns we realize.

Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.

Registered investment companies generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of their independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a registered investment company and one or more of its affiliates engage in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of a registered investment company's

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outstanding voting securities will be considered an affiliate of the registered investment company for purposes of the 1940 Act, and a registered investment company generally is prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of the registered investment company’s independent directors. Additionally, without the approval of the SEC, a registered investment company is prohibited from engaging in purchases or sales of assets or joint transactions with the registered investment company’s officers, directors, and employees, and advisor (and its affiliates).

Registered investment companies may, however, invest alongside certain related parties or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a registered investment company may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting the registered investment company and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the registered investment company’s advisor, acting on the registered investment company’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the registered investment company’s interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit a registered investment company to invest in any issuer in which the advisor or other affiliates has previously invested.

The Adviser will seek to allocate investment opportunities among us and other eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. When we invest alongside the Adviser and its affiliates or their respective other clients, the Adviser will, to the extent consistent with applicable law or regulatory guidance, allocate investment opportunities in accordance with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated pro rata based on the net asset value of each participating vehicle. If the opportunity cannot be allocated pro rata, for regulatory reasons or otherwise, the Adviser will consider the following factors:

•	the investment objective of each vehicle;

•	risk profile and concentration limits of the investment vehicles;

•	available cash and liquidity requirements of each vehicle;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	minimum trade or allocation sizes;

•	regulatory restrictions or concerns, including tax consideration; and

•	such other factors as the Adviser may deem relevant.

We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us.

We may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, preferred stock and other structures and instruments, in significant amounts and on terms that the Adviser and our board of directors deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in the CLO structures in which we intend to invest or in derivative instruments in which we may invest. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Any such leverage we incur may be secured and/or unsecured and senior and/or subordinated. Moreover, CLOs by their very nature are leveraged vehicles. Accordingly, there may be a layering of leverage in our overall structure.

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The more leverage we employ, the more likely a substantial change will occur in our net asset value. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distributions on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below. The table further assumes that we incur leverage representing approximately            % of our total assets (which excludes the leverage incurred) and a projected effective combined annual preferred dividend and/or interest rate (including the amortization of deferred issuance costs) of             %.

Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder	%	%	%	%	%

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

We may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities provided we meet certain asset coverage ratios (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders. Furthermore, if we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

We are not generally able to issue and sell shares of our common stock at a price below the then current net asset value per share (exclusive of any distributing commission or discount). We may, however, sell shares of our common stock at a price below the then current net asset value per share (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

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We, the CLO vehicles in which we intend to invest and the companies whose securities are held by such CLO vehicles are subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of the Adviser’s personnel to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We are highly dependent on information system, and systems failures could significantly disrupt our business.

Our business is highly dependent on the communications and information systems of the Adviser, the Administrator and our other service providers. Any failure or interruption of those systems could adversely impact our operations. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, floods, tornadoes and hurricanes;

•	disease pandemics; and

•	events arising from local or larger scale political or social matters, including terrorist acts.

In addition, these communications and information systems are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of our information resources. These attacks, which may include cyber incidents, may involve a third party gaining unauthorized access to our communications or information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Any such attack could result in disruption to our business, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships, any of which could have a material adverse effect on our business, financial condition and results of operations.

The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.

The staff of the SEC has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff will reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or could cause us to take certain actions that may result in an adverse impact on our stockholders, our financial condition and/or our results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.

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Risks Related to Our Investments

Our investments in CLO securities and other structured finance securities involve certain risks.

Our investments are expected to consist primarily of CLO securities. CLOs are generally backed by a pool of assets (typically senior secured loans and other credit-related assets) that serve as collateral. The investors in a CLO ultimately bear the credit risk of the underlying collateral. Most CLOs issue securities in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches.

An investment in CLO securities presents risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of a CLO. For example, investments in structured vehicles, including equity and subordinated debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) our investments in CLO equity and subordinated debt tranches will be subordinate in right of payment to other more senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.

Investing in senior secured loans indirectly through CLO securities involves particular risks.

We will obtain exposure to the senior secured loans and other credit investments that serve as the collateral of the CLOs in which we invest. These loans may become nonperforming or impaired for a variety of reasons, which may require substantial workout negotiations or restructuring that may divert the collateral manager’s attention from the other aspects of managing the CLO and may entail, among other things, a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Therefore, loans may encounter trading delays, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty. Additionally, under certain circumstances, the equity owners of the borrowers in which CLOs invest may recoup their investments in the borrower, through a dividend recapitalization, before the borrower makes payments to the lender. For these reasons, an investor in a CLO may experience a reduced equity cushion or diminution of value in any underlying debt investment, which may ultimately result in the CLO investor experiencing a loss on its investment before the equity owner of a borrower experiences a loss.

In addition, the portfolios of certain CLOs in which we may invest may contain significant exposure to middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we indirectly hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. Such companies typically have shorter operating histories, narrower product lines

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and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on us. Middle-market companies may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

Our investments in subordinated or equity CLO securities are more likely to suffer a loss of all or a portion of their value in the event of a default.

We intend to invest in subordinated notes issued by a CLO that comprise the equity tranche, which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the CLO. In addition, the subordinated notes of CLO generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture. The subordinated notes are not guaranteed by another party. Subordinated notes are subject to greater risk than the more senior, secured notes issued by the CLO. CLOs are typically highly levered, utilizing up to approximately nine to 13 times leverage, and therefore subordinated notes are subject to a risk of total loss. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet our expectations.

CLOs generally may make payments on subordinated notes only to the extent permitted by the payment priority provisions of the CLO’s indenture. Such indentures generally provide that principal payments on subordinated notes may not be made on any payment date unless all amounts owing on the more senior debt tranches are paid in full.

The subordinated notes are unsecured and rank behind all of the secured creditors, known or unknown, of the issuer, including the holders of the CLO’s senior debt tranches. Relatively small numbers of defaults of instruments underlying CLOs in which we hold subordinated notes may adversely impact our returns. The leveraged nature of subordinated notes is likely to magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments.

CLO subordinated notes do not have a fixed coupon and payments on CLO subordinated notes will be based on the income received from the underlying collateral and the payments made to the CLO’s senior debt trances, both of which may be based on floating rates. While the payments on CLO subordinated notes will vary, CLO subordinated notes may not offer the same level of protection against changes in interest rates as other floating rate instruments. An increase in interest rates would materially increase the financing costs of CLOs. Since underlying instruments held by a CLO may have LIBOR floors, there may not be corresponding increases in investment income to the CLO (if LIBOR increases but stays below the LIBOR floor rate of such instruments) resulting in smaller distributions on a CLO’s subordinated notes.

Subordinated notes are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for subordinated notes. At times, there may be no market for subordinated notes, and we may not be able to sell or otherwise transfer subordinated notes at their fair value, or at all, in the event that it determines to sell them.

To the extent we invest in the primary CLO market, we will be subject to certain additional risks.

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Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.

The failure by a CLO in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain asset and interest coverage tests, holders the CLO’s senior debt may be entitled to additional payments that would, in turn, reduce the payments we, as the holder of the equity or subordinated debt in such CLO, would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Negative loan ratings migration may also place pressure on the performance of certain of our investments.

Per the terms of a CLO’s indenture, assets rated “CCC+” or lower or their equivalent in excess of applicable limits generally do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, a general decrease in ratings across a CLO’s loans could cause a CLO to be out of compliance with its overcollateralization tests. This could cause a diversion of cash flows away from the CLO’s equity and subordinated debt tranches in favor of the CLO’s senior debt tranches until the relevant covenant breaches are cured, which could materially and adversely affect our operating results and cash flows.

Our investments in CLOs and other investment vehicles will result in additional expenses to us.

We will invest in securities of CLOs and will bear our ratable share of a CLO’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to the Adviser with respect to the assets invested in such securities. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of the Adviser as well as indirectly bearing the management and performance fees and other expenses of any CLOs in which we invest.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and reimburse the Adviser for certain expenses it incurs. As a result, investors in our common shares will invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.

Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.

Generally, there may be less information available to us regarding the collateral held by the CLOs in which we invest than if we directly held the loans that comprise the collateral. As a result, our stockholders will not know the details of the collateral of the CLOs in which we will invest. In addition, none of the information contained in certain monthly reports nor any other financial information furnished to us as a noteholder in a CLO will be audited and reported upon, nor will an opinion be expressed, by an independent public accountant.

CLO investments involve complex documentation and accounting considerations.

The CLOs in which we expect to invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.

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The accounting and tax implications of the CLO investments that we intend to make are complicated and involve assumptions based on management’s judgment. In particular, reported earnings from CLO equity securities under U.S. generally accepted accounting principles, or “GAAP,” are recognized as an effective yield calculated from estimated total cash flows from the CLO investments over the expected holding periods of the investments, which can be as long as six to seven years. These estimated cash flows require assumptions regarding future transactions and events within the CLO entities concerning their portfolios and will be based upon the best information under the circumstances and may require significant management judgment or estimation. The principal assumptions included in these estimates include, but are not limited to, prepayment rates, interest rate margins on reinvestments, default rates, loss on default, and default recovery period within the CLO entities. If any of these assumptions prove to be inaccurate, the estimated cash flows could also be inaccurate.

The application of the risk retention rules under Section 941 of the Dodd-Frank Act and other similar European Union law to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.

U.S. Risk Retention Rules. Section 941 of the Dodd-Frank Act requires the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The rules promulgated under the Dodd-Frank Act provide on their face that an asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. The final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance. However, it is possible that the originators and lead arrangers of loans that comprise the collateral of CLOs will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.

On February 9, 2018, the United States Court of Appeals for the D.C. Circuit ruled that managers of so-called “open market CLOs” are not “securitizers” under Section 941 of the Dodd-Frank Act and, therefore, are not subject to the requirements of the U.S. risk retention rules disclosed above. On April 5, 2018, the D.C. District Court entered an order implementing the ruling of the D.C. Circuit and thereby vacated the U.S. risk retention rules insofar as they apply to CLO managers of “open market CLOs”. As a result, managers of “open market CLOs” are currently not required to comply with the U.S. risk retention rules solely because of their roles as managers of “open market CLOs.” As we expect that substantially all of the CLO securities that we will hold will be “open market CLOs”, there may be no “sponsor” of such CLOs and no party may be required to acquire and retain an economic interest in the credit risk of the securitized assets of such CLOs. If the U.S. risk retention rules are reinstated or otherwise become applicable to open market CLOs, there can be no assurance that the CLOs in which we are then invested will comply with such rules or the potential impact of any noncompliance.

The ultimate impact of the U.S. risk retention rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the U.S. risk retention rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the U.S. risk retention rules and other factors.

European Risk Retention Regulation. In the European Union, there has also been an increase in political and regulatory scrutiny of the securitization industry, resulting in increased regulation that is at various stages of implementation. In particular, investors who are credit institutions or investment firms regulated in a Member State of the European Economic Area, or the “EEA,” or consolidated affiliates thereof should be aware of Part Five (Articles 404-410) of the European Union Capital Requirements Regulation, or the “CRR,” as supplemented by Commission Delegated Regulation (EU) No 625/2014 of March 13, 2014 and Commission Implementing Regulation (EU) No 602/2014 of June 4, 2014, or collectively, the “CRR Requirements.” Article 405 of the CRR restricts such credit institutions and investment firms, together with consolidated group affiliates thereof (each, a “CRR Investor”) from investing in securitizations unless the originator, sponsor or original lender in respect of the relevant securitization has explicitly disclosed to the CRR Investor that it will retain, on an ongoing basis, a net economic interest of not less than five percent in respect of certain specified credit risk tranches or asset exposures

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as contemplated by Article 405 of the CRR. Article 406 of the CRR requires a CRR Investor to be able to demonstrate that it has undertaken certain due diligence in respect of, amongst other things, its investment in the securitization and the exposures underlying the securitization and that procedures are established for monitoring the performance of the underlying exposures on an on-going basis. Failure by a CRR Investor to comply with one or more of the requirements set out in the CRR may result in the imposition of a penal capital charge on such CRR Investor’s investment.

EEA-regulated managers of alternative investment funds are subject to Article 17 of the European Union Alternative Investment Fund Managers Directive, or the “AIFMD,” as implemented by Section 5 of Chapter III of Commission Delegated Regulation (EU) No 231/2013, or the “AIFMR,” and together with Article 17 of the AIFMD, the “AIFM Requirements.”  The provisions of Section 5 of Chapter III of AIFMR provide for risk retention and due diligence requirements in respect of EEA-regulated alternative investment fund managers that assume exposure to the credit risk of a securitization on behalf of one or more alternative investment funds that they manage. While such requirements are similar to those which apply under Part Five of the CRR, they are not identical and, in particular, additional due diligence obligations apply to the relevant alternative investment fund managers. Risk retention and due diligence requirements similar to those in AIFMR apply to investments in securitizations by EEA insurance and reinsurance undertakings under Article 135(2) of EU Directive 2009/138/EC on the taking-up and pursuit of the business of insurance and reinsurance, or “Solvency II,” as supplemented by Articles 254-257 of Commission Delegated Regulation (EU) No 2015/35, or the “Solvency II Regulation,” or collectively, the “Solvency II Requirements.” Similar requirements are scheduled to apply in the future to investments in securitizations by the same types and additional types of EEA institutional investors pursuant to the Securitisation Regulation referred to below. The CRR Requirements, the AIFM Requirements and the Solvency II Requirements are referred to as the “EU Securitization Retention Requirements.”

The existing EU Securitization Retention Requirements will be replaced by new requirements to apply to securitizations in respect of which the relevant securities are issued on or after January 1, 2019. On and after January 1, 2019, the EU securitization retention requirements will apply to the types of regulated investors covered by the existing EU Securitization Retention Requirements and also to (a) certain investment companies authorized in accordance with Directive 2009/65/EC, and managing companies as defined in that Directive, and (b) institutions for occupational retirement provision falling within the scope of Directive (EU) 2016/2341 (subject to certain exceptions), and certain investment managers and authorized entities appointed by such institutions. There will be material differences between those new EU securitization retention requirements and those in effect prior to January 1, 2019, and certain aspects of the new EU securitization retention requirements are to be specified in new regulatory technical standards which have not yet been adopted or published in final form. With regard to securitizations of which the securities are issued before January 1, 2019, investors that are subject to the existing EU Securitization Retention Requirements will continue to be subject to those existing EU Securitization Retention Requirements (as in effect on December 31, 2018).

CLOs issued in Europe are generally structured in compliance with the existing EU Securitization Retention Requirements so that prospective investors subject to the existing EU Securitization Retention Requirements can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the EU Securitization Retention Requirements, our ability to invest in the residual tranches (i.e., the equity or subordinated debt) of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the EU Securitization Retention Requirements, it will limit the ability of EEA-regulated institutional investors to purchase its securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the EU Securitization Retention Requirements have reduced the issuance of new CLOs and reduced the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance of their collateral obligations, either of which developments could increase defaulted obligations above historic levels.

We are dependent on the collateral managers of the CLOs in which we invest and those CLOs are generally not registered under the 1940 Act.

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We will rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on our investments. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We will also rely on CLO collateral managers to act in the best interests of a CLO it manages. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs, this could adversely impact the overall performance of such investments.

In addition, the CLOs in which we intend to invest are generally not registered as investment companies under the 1940 Act. As a result, investors in these CLOs are not afforded the protections that investors in an investment company registered under the 1940 Act would have.

Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

Some of the CLOs in which we invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each tax year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our tax treatment as a RIC. Furthermore, under proposed Treasury Regulations, certain income derived by us from a PFIC with respect to which we have made a qualifying elected fund, or “QEF,” election would generally constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC only to the extent the PFIC makes distributions of that income to us in the same year in which it is included in our taxable income. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs in order to limit our tax liability or maximize our after-tax return from these investments.

If we hold more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such tax year. Furthermore, under proposed Treasury Regulations, certain income derived by us from a CFC would generally constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC only to the extent the CFC makes distributions of that income to us in the same year in which it is included in our taxable income. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.

If we are required to include amounts from CLO securities in income prior to receiving the cash distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.

The U.S. Foreign Account Tax Compliance Act provisions of the Code, or “FATCA,” imposes a withholding tax of 30% on U.S. source periodic payments, including interest and dividends and, after December 31, 2018, on payments of gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends as well as certain dividends distributed from our net capital gains, if any, which have been designated by

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us, or “capital gain dividends,” to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. We expect that most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to equity and subordinated debt holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities and our operating results and cash flows.

Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While we cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

In addition, the volume of new CLO issuances varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances, we cannot assure you that we will deploy all of our capital in a timely manner or at all. Prospective investors should understand that we may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to us.

We and our investments are subject to interest rate risk.

Since we intend to incur leverage to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. In a rising interest rate environment, any leverage that we incur may bear a higher interest rate than may currently be available to us. There may not, however, be a corresponding increase in our investment income. Any reduction in the rate of return on new investments relative to the rate of return on our current investments, and any reduction in the rate of return on our current investments, could adversely impact our net investment income, reducing our ability to service the interest obligations on, and to repay the principal of, our indebtedness, as well as our capacity to pay distributions to our stockholders.

The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect our cash flow, fair value of our assets and operating results. In the event that our interest expense were to increase relative to income, or sufficient financing became unavailable, our return on investments and cash available for distribution to stockholders or to make other payments on our securities would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk.  Because CLOs generally issue debt on a floating rate basis, an increase in LIBOR will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have LIBOR floors such that, when LIBOR is below the stated LIBOR floor, the stated LIBOR floor (rather than LIBOR itself) is used to determine the interest payable under the loans. Therefore, if LIBOR increases but stays below the average LIBOR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment

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income in such a scenario would result in smaller distributions to equity holders of a CLO. As of the date of this prospectus, due to recent increases in interest rates, LIBOR has increased above the LIBOR floor set for many senior secured loans and, as such, as of the date of this prospectus, LIBOR is near or above the weighted average floor of the senior secured loans held by the CLOs in which we expect to target for investment.

LIBOR Risk. The CLOs in which we expect to invest typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with various governmental agencies in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of our investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

On February 1, 2014, ICE Benchmark Administration Limited took over the administration of LIBOR from the BBA, subject to authorization from the United Kingdom Financial Conduct Authority and following a period of transition. On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021, or the “FCA Announcement.” The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average, or “SONIA,” must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee, or the “ARRC,” of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate, or “SOFR,” a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. There have been a few issuances utilizing SONIA and SOFR, but it is unknown whether these alternative reference rates will attain market acceptance as replacements for LIBOR.

At this time, it is not possible to predict the effect of the FCA Announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs we are invested in generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on our net investment income and portfolio returns.

LIBOR Mismatch. Many underlying corporate borrowers can elect to pay interest based on 1-month LIBOR, 3-month LIBOR and/or other rates in respect of the loans held by CLOs in which we are invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month LIBOR plus a spread. The 3-month LIBOR currently exceeds the 1-month LIBOR by a historically high amount, which may result in many underlying corporate borrowers electing to pay interest based on 1-month LIBOR. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect our cash

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flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month LIBOR exceeds the 1-month LIBOR increases.

Low Interest Rate Environment.  As of the date of this prospectus, despite recent increases in interest rates from near historically low levels, interest rates in the United States remain relatively low, which may increase our exposure to risks associated with rising interest rates.

The senior secured loans underlying the CLOs in which we invest typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which we invest. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans.

Given the structure of the incentive fee payable to the Adviser, a general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Adviser.

Our investments are subject to credit risk.

If a CLO in which we invest or an underlying asset of any such CLO declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, or because the equity owner of such debtor recoups its investment before the borrower repays its obligations to the lender, either or both our income and net asset value may be adversely impacted. Non-payment would result in a reduction of our income, a reduction in the value of the applicable CLO security experiencing non-payment and, potentially, a decrease in our net asset value. With respect to our investments in CLO securities, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, we could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security. To the extent that the credit rating assigned to a security in our portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which we invest triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and subordinated debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Our investments are subject to prepayment risk.

Although the Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. The need to satisfy the CLO’s covenants and identify acceptable assets may require the CLO collateral manager to purchase substitute assets at a lower yield than those initially acquired or require that the sale proceeds be maintained temporarily in cash. Either such action by the CLO collateral manager may reduce the yield that the CLO collateral manager is able to achieve. A CLO’s investment tests may incentivize a CLO collateral manager to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce our return on investment and may have a negative effect on the fair value of our assets and the market value of our securities.

In addition, the reinvestment period for a CLO may terminate early, which may cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond our control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as we or a CLO collateral manager might realize excess cash from prepayments earlier than expected. There can be no assurance that the CLO collateral managers will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed. If we or a CLO collateral manager are unable to reinvest such cash in a new investment with an expected

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rate of return at least equal to that of the investment repaid, this may reduce our net investment income and the fair value of that asset.

The lack of liquidity in our investments may adversely affect our business.

The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that we may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, our ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent us from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and subordinated debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

High-yield investments, including collateral held by CLOs in which we invest, generally have limited liquidity. As a result, prices of high-yield investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decided to sell. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a limited trading market (or no trading market) for such securities. To the extent that a secondary trading market for non-investment grade high-yield investments does exist, it would not be as liquid as the secondary market for highly rated investments. As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are offered confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. Although a secondary market may exist, risks similar to those described above in connection with an investment in high-yield debt investments are also applicable to investments in lower rated loans. Reduced secondary market liquidity would have an adverse impact on the fair value of the securities and on our direct or indirect ability to dispose of particular securities in response to a specific economic event such as deterioration in the creditworthiness of the issuer of such securities.

We may be exposed to counterparty risk.

We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on the obligations represented by investments and result in significant losses.

We may hold investments (including synthetic securities) that would expose us to the credit risk of our counterparties or the counterparties of the CLOs in which it invests. In the event of a bankruptcy or insolvency of such a counterparty, we or a CLO in which such an investment is held could suffer significant losses, including the loss of that part of our or the CLO’s portfolio financed through such a transaction, declines in the value of our investment, including declines that may occur during an applicable stay period, the inability to realize any gains on our investment during such period and fees and expenses incurred in enforcing our rights. If a CLO enters into or owns synthetic securities, the CLO may fall within the definition of “commodity pool” under CFTC rules, and the collateral manager of the CLO may be required to register as a commodity pool operator with the CFTC, which could increase costs for the CLO and reduce amounts available to pay to the residual tranche.

In addition, with respect to certain swaps and synthetic securities, neither the CLOs nor we would usually have a contractual relationship with the entities, referred to as “Reference Entities,” whose payment obligations are the subject of the relevant swap agreement or security. Therefore, neither the CLOs nor we would generally have a right to directly enforce compliance by the Reference Entity with the terms of this kind of underlying obligation, any rights of set-off against the Reference Entity or any voting rights with respect to the underlying obligation. Neither the CLOs nor we will directly benefit from the collateral supporting the underlying obligation and will not have the benefit of the remedies that would normally be available to a holder of such underlying obligation.

We are subject to risks associated with defaults on an underlying asset held by a CLO.

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A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that we receive from our investments, adversely affect the fair value of our assets and could adversely impact our ability to pay dividends. In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of our portfolio.

We are subject to risks associated with loan accumulation facilities.

We may invest capital in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of such future CLO. Investments in loan accumulation facilities have risks that are similar to those applicable to investments in CLOs as described in this prospectus. In addition, there is also mark-to-market risk in some loan accumulation facilities, and there typically will be no assurance that the future CLO will be consummated or that the loans held in such a facility are eligible for purchase by the CLO. Furthermore, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks. Loan accumulation facilities typically incur leverage from three to six times prior to a CLO’s closing and as such the potential risk of loss will be increased for such facilities that employ leverage.

We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of an underlying asset held by a CLO in which we invest.

In the event of a bankruptcy or insolvency of an issuer or borrower of an underlying asset held by a CLO in which we invest, a court or other governmental entity may determine that the claims of the relevant CLO are not valid or not entitled to the treatment we expected when making our initial investment decision.

Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. The following is not intended to be a summary of all relevant risks. Similar avoidance provisions to those described below are sometimes available with respect to non-U.S. issuers or borrowers, but there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.

If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower: (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond our ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.

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Our underlying assets may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such underlying assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related underlying assets are located and may differ depending on the legal status of the issuer or borrower.

We may be exposed to risks if we invest in the securities of new issuers.

We may indirectly invest in the securities of CLOs sponsored by new collateral managers. Investments in CLOs sponsored by new collateral managers may carry special risks and may be more speculative because such collateral managers are relatively unseasoned. Such collateral managers may also lack sufficient resources and may find external financing to not be available on favorable terms or at all.

We may expose ourselves to risks if we engage in hedging transactions.

We engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

We and our investments may be subject to currency risk.

Any of our investments that are denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. Although we will consider hedging any non-U.S. dollar exposures back to U.S. dollars, an increase in the value of the U.S. dollar compared to other currencies in which we intend to make investments would otherwise reduce the effect of increases and magnify the effect of decreases in the prices of our non-U.S. dollar denominated investments in their local markets. Fluctuations in currency exchange rates will similarly affect the U.S. dollar equivalent of any interest, dividends or other payments made that are denominated in a currency other than U.S. dollars.

We and our investments are subject to risks associated with non-U.S. investing.

While we intend to invest primarily in CLOs that hold underlying U.S. assets, these CLOs may be organized outside the United States, and we may also invest in CLOs that hold collateral that are non-U.S. assets. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our

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inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause us to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to us due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, could result in possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution or to make payments on our other obligations in future periods.

A portion of our income and fees may not be qualifying income for purposes of the income source requirement.

Some of the income and fees that we may recognize will not satisfy the qualifying income requirement applicable to RICs. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may be required to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

We may be exposed to additional risks if we invest in CLO Class M Notes and/or participation agreements.

We may acquire CLO Class M Notes and participation agreements with CLO collateral managers. There is not an active secondary market for CLO Class M notes and participation agreements. Further, CLO Class M notes and participation agreements may have significant restrictions on transfer and require continued ownership of certain amounts of CLO equity in the related CLO for the instrument to be valid. CLO Class M notes and participation agreements are also subject to the risk of early call of the CLO, with no make-whole or other yield protection provisions.

Risks Related to an Investment in Our Common Stock

Common stock of closed-end management investment companies frequently trade at a discount to their net asset values.

Common stock of closed-end management investment companies frequently trade at a discount to their respective net asset values. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value per share. The risk of loss may be greater for investors expecting to sell shares of our common stock purchased in an offering soon after such offering. In addition, if our common stock trades below our net asset value per share, we will generally not be able to sell additional common stock to the public at market price except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit.

The trading price of our common stock may be volatile and may decrease substantially.

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The trading price of our common stock may fluctuate substantially. The price per share of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market;

•	investor demand for our shares;

•	significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;

•	failure to qualify as a RIC or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of any Portfolio Manager;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of the trading price of our common stock, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

We cannot assure you that we will be able to successfully deploy the proceeds of our initial public offering within the timeframe we have contemplated.

We currently anticipate that it will take up to [six] months to invest substantially all of the net proceeds of this offering in our targeted investments, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of our initial public offering in that timeframe. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. During this period, we expect we will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors.

Upon the completion of this offering, our charter provides for classifying our board of directors into three classes serving staggered three-year terms, and provisions of our charter authorize our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our

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stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue.

Unless our board adopts a resolution specifying otherwise, we are not subject to the Maryland Business Combination Act, the application of which is subject to any applicable requirements of the 1940 Act. If our board adopts a resolution repealing such exemption, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. In addition, unless our board adopts a resolution specifying otherwise, we are exempt from the Maryland Control Share Acquisition Act for acquisitions of our common stock by any person. If our board were to pass a resolution repealing the exemption from such act, it may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer. We will consult with the SEC staff before we repeal such exemption.

These anti-takeover provisions may inhibit a change of control in circumstances that could give our stockholders the opportunity to realize a premium over the market price for our common stock.

Given the risks described above, an investment in shares of our common stock may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in shares of our common stock.

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USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of                      shares of our common stock in this offering will be approximately $                      (or approximately $                       if the underwriters’ over-allotment option is exercised in full). The Adviser has agreed to pay the full amount of the sales load in connection with this offering, which is estimated to be $              (or approximately $              if the underwriters’ over-allotment option is exercised in full) and all of our organizational and offering expenses, which are estimated to be approximately $                      . We are not obligated to repay the sales load or the organizational and offering expenses paid by the Adviser.

We intend to use these net proceeds to acquire the investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We currently anticipate being able to deploy the proceeds from this offering within [six] months after the completion of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you we will achieve our targeted investment pace.

Until appropriate investments or other uses can be found, we will invest the net proceeds of the offering in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objectives may be limited to the extent that the net proceeds from this offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments.

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CAPITALIZATION

The following table sets forth our capitalization:

•	on an actual basis as of 2019; and

•	on an as-adjusted basis to reflect the sale of shares of our common stock in this offering at an assumed initial public offering price of $ per share.

As of , 2019
	Actual	As-Adjusted(1)
Assets:
Cash and cash equivalents	$	$
Total assets	$	$
Net Assets:
Common stock, par value $0.001 per share; 1,000,000,000 shares authorized; shares outstanding, actual; shares outstanding, as adjusted	$	$
Paid-in capital in excess of par value	$	$
Net assets	$	$

(1)	Assumes no exercise of the underwriters’ over-allotment option.

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BUSINESS

Silverpeak Credit Company, Inc. is a newly organized, non-diversified, externally managed closed-end management investment company that has registered as an investment company under the 1940 Act. We were formed as a Maryland corporation on October 12, 2018. We intend to elect to be treated, and qualify annually as, a RIC under subchapter M of the Code. See “U.S. Federal Income Tax Matters.”

Investment Objectives

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation.

Under normal market conditions, we will seek to achieve our investment objectives by investing at least 80% of our total assets in the equity and subordinated debt tranches of CLOs. The CLOs in which we intend to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. In addition, we may invest up to 20% of our total assets in other securities and instruments that are related to these investments or that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (which are sometime called warehouse facilities) and CLO Class M Notes and participation agreements with CLO collateral managers. Loan accumulation facilities are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction.

The amount that we invest in these other securities and instruments may vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. The CLO securities in which we will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. These investment objectives are not fundamental policies of ours and may be changed by our board of directors on 60 days’ notice to our stockholders.

CLO Overview

Our investment portfolio is expected to be comprised primarily of investments in the equity and subordinated debt tranches of CLOs. The CLOs that we intend to target are securitization vehicles that pool portfolios of primarily below investment grade U.S. senior secured loans. This pool of underlying assets is often referred to as a CLO’s “collateral.” The vast majority of the portfolio of most CLOs consists of first-lien senior secured loans. Many CLOs, however, enable the CLO collateral manager to invest a small portion of the portfolio (often up to 10%) in other assets, including second lien loans, unsecured loans, DIP loans and fixed rate loans. The indenture governing a CLO typically places many limitations on the investments that may comprise the CLOs collateral. See “—Covenants” below. However, the CLOs are generally still required to maintain a portfolio that is highly diversified by underlying borrower and industry. Most CLOs are structured to allow for reinvestment of proceeds of repayments of assets over a specific period of time (typically up to five years).

A CLO funds the purchase of its investment portfolio through the issuance of equity and debt instruments in the form of multiple, primarily floating rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s, S&P, Fitch and/or DBRS. The interest rate on the CLO debt tranches is the lowest at the AAA-level and generally increases at each level down the rating scale. A CLO’s equity tranche, which is in the first loss position, is unrated and subordinated to the debt tranches and typically represents approximately 8% to 11% of the CLO’s capital structure. Below investment grade and unrated securities are sometimes referred to as “junk” securities.

Each tranche within a typical CLO has voting rights on amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting or approval rights on the management of the underlying investment portfolio. The holders of the equity tranche of a CLO typically have the

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right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default and have the ability to call the debt tranches following a non-call period. Holders of the debt tranches of a CLO typically do not have the right to call the other tranches of the CLO.

The CLO structure highlighted below is a hypothetical structure provided for illustrative purposes only, and the structure of CLOs in which we will invest may vary substantially from this hypothetical structure.

CLOs generally do not face refinancing risk on their debt securities because the indenture typically requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 to 12 years from the date of issuance).

In the current market environment, we expect investment opportunities in CLO equity to present more attractive risk-adjusted returns than CLO debt. However, we expect to make investments in CLO debt and related investments, in certain cases, to complement the CLO equity investments that we make. As market conditions change, our investment focus may shift between CLO equity and CLO debt investments.

Payment Waterfalls

The indenture governing a CLO’s debt securities provides two priority-of-payment schedules (commonly called “waterfalls”) that govern how cash generated from the underlying collateral is distributed to the CLO’s investors. One waterfall (the “interest waterfall”) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the “principal waterfall”) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales.

Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests described below. Therefore, investors in the equity tranche benefit from the difference between the interest received from the CLO’s collateral and the interest paid to the holders of debt tranches of the CLO structure. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency. CLO debt tranches are not impacted by defaults and realized losses until total losses exceed the value of the equity tranche. In addition, relative to certain other high-yielding credit investments, such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows (historically, often in excess of 20% per annum of face value) during the early years of the CLO if there is no disruption in the interest waterfall due to a failure to remain in compliance with certain tests.

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Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically up to five years). Specifically, a CLO’s collateral manager normally has broad latitude — within a specified set of asset eligibility and diversity criteria — to manage and modify a CLO’s portfolio over time. In certain instances, principal may be reinvested after the end of the reinvestment period. The Adviser believes these reinvestment provisions are generally beneficial to holders of the CLO’s equity.

After the CLO’s reinvestment period has ended, in accordance with the CLO’s principal waterfall, cash generated from principal payments or other proceeds are generally distributed to repay CLO debt investors in order of seniority, such that the AAA tranche investors are repaid first, followed by the AA tranche investors and so on, with any remaining principal being distributed to the equity tranche investors.

Covenants

CLOs contain a variety of covenants that are designed to enhance the credit protection of CLO debt investors, including overcollateralization tests and interest coverage tests. We intend to target cash flow CLOs, for which the terms and covenants of the structure are typically based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral.

The overcollateralization tests and interest coverage tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets to liabilities subject to certain adjustments) and interest coverage, respectively. If a CLO breaches an overcollateralization test or interest coverage test, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position.

Some CLOs also have interest diversion tests, which also act to ensure that CLOs maintain adequate overcollateralization. If a CLO breaches an interest diversion test, excess interest cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to acquire new collateral obligations until the test is satisfied. Such diversion would lead to payments to the equity investors being delayed and/or reduced.

Cash flow CLOs do not have mark-to-market triggers and, with limited exceptions (such as the proportion of assets rated “CCC+” or lower (or their equivalent) by which such assets exceed a specified concentration limit, discounted purchases and defaulted assets), CLO covenants are calculated using the par value of collateral, not the market value or purchase price. As a result, a decrease in the market price of a CLO’s performing portfolio does not generally result in a requirement for the CLO collateral manager to sell assets or for CLO equity investors to contribute additional capital.

Overview of Senior Secured Loans

Senior secured loans represent a large and mature segment of the U.S. corporate credit market. According to                     , as of              , 2018, the amount of institutional senior secured loans outstanding was $             .

Broadly syndicated senior secured loans are typically originated and structured by banks on behalf of corporate borrowers with proceeds often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings and financing capital expenditures. Broadly syndicated senior secured loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; and closed-end funds, hedge funds, banks, insurance companies; and finance companies. According to              , CLOs represent the largest source of capital for institutional senior secured loans, representing a range of approximately               % to               % of the demand for newly issued highly leveraged loans from               through               2018.

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Senior secured loans are floating rate instruments, typically making quarterly interest payments based on a spread over LIBOR. See “Risk Factors — Risks Related to Our Investments — We and our investments are subject to interest rate risk”.

We believe that senior secured loans have historically represented an attractive and stable base of collateral for CLOs. In particular, the primary attributes of senior secured loans include:

•	Senior: Senior position in a company’s capital structure

•	Secured: First lien security interest in a company’s assets

•	Floating Rate: Reduces interest rate risk associated with fixed rate bonds in a rising interest rate environment

•	Low LTV: On average, senior secured loans historically have had a loan-to-value ratio of approximately 40% – 60% at the time of origination

The table below depicts a representative capital structure for a company issuing a senior secured loan and illustrates the cushion provided by subordinated debt and equity capital.

[Chart to be added in an amendment]

We believe that the attractive historical performance of CLO securities is attributable, in part, to the relatively low historical average default rate on senior secured loans, which comprise the vast majority of most CLO portfolios. The graph below illustrates the lagging 12-month default rate by principal amount on the                 from                to                2018. The average lagging 12-month default rate during this period of time was                % and the lagging 12-month default rate as of               , 2018 was                %.

[Chart to be added in an amendment]

Over time, the senior secured loan market has experienced relatively consistent total returns. Specifically, from a total return perspective, since                the                experienced only                down years (               and               ).

[Chart to be added in an amendment]

CLO Market Opportunity

We believe that CLO securities represent a large and attractive market. According to               , as of               , 2018, the aggregate principal balance of the U.S. CLO market was approximately $               billion. The chart below illustrates annual CLO issuance according to               .

[Chart to be added in an amendment]

As illustrated above, in               , new CLO issuance totaled $               billion. In addition, according to               , there was $               billion of CLOs refinanced and $               billion of CLOs reset in               , each of which was in excess of previous market records for refinancings and resets, respectively.

We believe knowledgeable investors with specialized experienced in CLO securities can earn an attractive risk-adjusted return and outperform the CLO market generally. We believe this is in part because most investors do not have the requisite experience, skills and resources in-house to devote to understanding the complexity of CLOs.

We believe that CLO equity has the following attractive fundamental attributes:

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•	Potential for strong absolute and risk-adjusted returns: We believe that CLO equity offers the potential for attractive, risk adjusted total returns compared to the returns experienced in the U.S. public equity markets.

•	Undervalued investment opportunities: While there has been a significant increase in the price across the leveraged loan market, the Adviser believes there are still pockets of opportunities to do fundamental credit work and find credit securities that are undervalued. These undervalued credit securities impact CLO equity prices, which the Adviser believes creates an investment opportunity.

•	Expected shorter duration high-yielding credit investment with the potential for high quarterly cash distributions: Relative to other high-yielding credit investments, including mezzanine and subordinated debt, CLO equity is expected to have a shorter payback period with higher quarterly cash flows during the early years of the CLO.

•	Potentially lower risk than direct loan investing: The selection process for the leveraged loans backing the CLOs and application of rating agency criteria, generally, may lead CLOs, as an asset class, to be backed by higher credit quality loans and may lead to CLOs having less exposure to CCC-rated and non-performing assets when compared to the leveraged loan market on average.

•	Expected protection against rising interest rates: Because a CLO’s asset portfolio is typically comprised primarily of floating rate loans and the CLO’s liabilities are generally also floating rate instruments, we expect CLO equity to provide potential protection against rising interest rates whenever LIBOR exceeds above the average LIBOR floor on a CLO’s assets. However, CLO equity is still subject to other forms of interest rate risk. See “Risk Factors — Risks Related to Our Investments — We and our investments are subject to interest rate risk” and “— CLO Overview.”

•	Expected low-to-moderate correlation with fixed income and equity markets: Because CLO assets and liabilities are primarily floating rate, we expect CLO equity investments to have a low-to-moderate correlation with U.S. fixed income securities over the long term. In addition, CLOs generally allow for the reinvestment of principal during the reinvestment period regardless of the market price of the underlying collateral. Provided the CLO remains in compliance with its covenants, we expect CLO equity investments to have a low-to-moderate correlation with the U.S. public equity markets over the long term.

CLO securities, and CLO equity securities in particular, are also subject to a number of risks as discussed in the “Risk Factors” section of this prospectus. The risks associated with CLO equity are generally greater than those associated with CLO debt.

Competitive Strengths

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investment due to the following competitive strengths:

•	Specialist in CLO securities. Each Portfolio Manager has been active in the securitization markets for a significant portion of his career and brings a distinct and complementary skill set that the Adviser believes is necessary to achieve our investment objective. We believe that the combination of the Adviser’s longstanding presence in the CLO market, as well as relationships with CLO collateral managers, will enable us to source and execute investments with attractive economics and terms relative to other CLO market opportunities.

•	Deep management team experienced in investing in the credit markets. The Adviser currently manages three funds focused on credit-related products and has an experienced team (with an average of 16 years of experience investing in credit-related investments, including in CLO

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securities, the securities of other securitization vehicles and the leverage loan market) that is dedicated to such investment strategies.

•	Deep CLO structural experience and expertise. The Portfolio Managers have significant experience structuring, valuing and investing in CLOs and other securitization vehicles throughout their careers. The Adviser believes that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures. In addition to analyzing CLO structural features and collateral managers, the Adviser can perform due diligence on loans underlying the CLOs, given its in-house expertise and relationships across the industry.

•	Rigorous credit analysis and approval process. The objective of the Adviser’s investment process is to identify, source and execute investments in CLO securities and related investments that the Adviser believes have the potential to outperform the CLO market generally. This process is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance. The Adviser believes that its investment and security selection process, its in-house loan investment team, along with its strong emphasis on analyzing the structure of the CLO, differentiates its approach to investing in CLO securities.

•	Alignment of Interests. Our fee structure includes an incentive fee component whereby we pay the Adviser an incentive fee only if our net income exceeds a hurdle rate.

Investment Strategy

We believe that the Adviser’s expertise with CLO structures, its relative scale in the CLO market and its direct and longstanding relationships within the CLO market will enable it to source and execute investments consistent with our investment objectives and with attractive economics and terms relative to other CLO opportunities.

The Adviser’s investment strategy relies primarily on four primary components: (i) the Adviser’s ability to identify investments that it believes have good fundamental value; (ii) sourcing specific investments that meet the Adviser’s value criteria; (iii) risk management and monitoring of the Company’s portfolio; and (iv) the Adviser’s ability to construct a portfolio of CLO equity with a return profile over time that demonstrates increased total return.

The Adviser has a long-term oriented investment philosophy and seeks to invest primarily with a view to hold securities until maturity. However, on an ongoing basis, the Adviser actively monitors each investment and may sell positions if circumstances have changed from the time of investment or if the Adviser believes it is in our best interest to do so.

We may invest in both the primary CLO market (i.e., acquiring securities at the inception of a CLO) or in the secondary CLO market (i.e., acquiring existing CLO securities). However, we intend to focus our investment activities in the secondary CLO market, where we will seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns. To the extent that we purchase in the primary CLO market, we will seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period.

To the extent we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence certain of the CLO’s key terms and conditions. The Adviser believes that, although typically exercised only in limited circumstances, the protective rights associated with holding a majority position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents of the CLO) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly, or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser collectively hold a majority position, subject to any restrictions on our ability to invest alongside such other accounts. See “Business — Other Investment Techniques — Co-Investment with Affiliates.”

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Investment Process

The objective of the Adviser’s investment process is to source, evaluate and execute investments in CLO securities and related investments that the Adviser believes have the potential to outperform the CLO market generally. The Adviser’s investment strategy relies primarily on four primary components: (i) the Adviser’s ability to identify investments that it believes have good fundamental value; (ii) sourcing specific investments that meet the Adviser’s value criteria; (iii) risk management and monitoring of the Company’s portfolio; and (iv) the Adviser’s ability to construct a portfolio of CLO equity with a return profile over time that demonstrates increased total return. The Adviser seeks to implement its investment process in a methodical and disciplined fashion. The Adviser has executed 98 CLO equity transactions since 2016.

Sourcing of Investments

The Portfolio Managers and other investment personnel of the Adviser source potential investment opportunities through access to a network of over             individual contacts with collateral managers and investment banks active in the CLO market. These contacts, many of whom with which the Portfolio Managers have longstanding relationships, are maintained by regular dialogue and supplemented through personal visits and marketing campaigns.

Identification of Investments

The Adviser employs an established, disciplined investment analysis and due diligence process that we believe is more akin to a private equity style approach than to the typical process used by many investors in freely tradable fixed income securities, such as CLO equity and debt. The Adviser views its investment analysis and due diligence process as broadly being comprised of four key areas for evaluation:

•	a CLO collateral manager’s investment strategy and approach;

•	the experience of a CLO collateral manager and its investment team;

•	a CLO collateral manager’s historical investment performance across both CLO and total return strategies, if applicable; and

•	the particular CLO’s structure and the existing or targeted underlying loans, including the negotiation of terms and protections where appropriate.

The Adviser focuses much of its evaluation on the CLO’s collateral managers, as the Adviser believes that skilled CLO collateral managers can add significant value through a combination of (1) their credit expertise and (2) a strong understanding of how to manage effectively within the rules-based structure of a CLO and optimize CLO equity returns.

In its investment analysis and due diligence, the Adviser typically requests that prospective CLO collateral managers complete an extensive questionnaire and reviews historical investment returns based on data provided by third parties and the CLO collateral manager. A third-party firms are often engaged to conducts background checks on the key entities and professionals associated with the CLO collateral manager.

Risk Management & Monitoring

Active investment monitoring is a critical component of the Adviser’s risk management and mitigation objectives. Such monitoring also contributes to the ongoing due diligence of the CLO collateral managers in the context of existing and potential future investments.

From trustee reports detailing each asset in the CLO portfolio as well as any purchases and sales that the CLO collateral manager made during the period and information supplied by third party data providers, the Adviser regularly updates its internal portfolio monitoring reports. These reports summarize metrics we analyze for each

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CLO security and watch list credits within each CLO that the Adviser has identified based on its screens and general market intelligence as well as from communications with the CLO collateral managers. The Adviser then typically holds regular calls with the CLO market participants to discuss the watch list credits and portfolio activity as well as loan market and CLO market developments. Additional factors that the Adviser actively monitors, which these regular calls help to illuminate, include any shifts in investment strategy, personnel changes or other organizational developments which may impact future performance and/or the market.

In addition, the Adviser reviews the quarterly CLO cash distributions received and analyzes the reason for any deviations from the Adviser’s projections. While the Adviser has a long-term oriented investment philosophy and seeks to invest primarily with a buy-and-hold mentality, the Adviser may sell positions if circumstances have changed from the time of underwriting or if the Adviser deems doing so is in our best interest.

Portfolio Construction

The Adviser intends to construct a portfolio of CLO equity by taking into account, with respect to the portfolio providing the source of payment for each CLO, a number of factors including:

•	number and investment style of the CLO managers managing each such portfolio;

•	industry exposure of borrowers on loans underlying each such portfolio; and

•	quality of distinct underlying borrowers in each such portfolio.

The portfolio management team of the Adviser also will regularly consider various default, prepayment, recovery and reinvestment scenarios. We will seek to construct a broad and varied portfolio of CLO securities, including with respect to:

•	number of borrowers underlying each CLO;

•	industry type of a CLO’s underlying borrowers;

•	number and investment style of CLO collateral managers; and

•	CLO vintage period.

Other Investment Techniques

Leverage. We anticipate incurring leverage within the first twelve months following the completion of this offering. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. We may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment, including forms of leverage other than preferred stock and/or credit facilities. In addition, we may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above.

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By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, our return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage or if we incur capital losses, our return will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced or potentially eliminated. The risks and expenses of using leverage will be borne entirely by our stockholders, and our leverage strategy may not be successful. The Adviser intends to leverage our portfolio only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage. There can be no assurance that we will borrow in order to leverage our assets or, if we do borrow, what percentage of our assets such borrowings will represent.

Co-Investment with Affiliates. We are generally prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. Further, the 1940 Act generally prohibits registered closed-end funds from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the funds to do so. There is no assurance that we will apply for or obtain such an order from the SEC or, if such order is granted, that it will be on terms favorable to us.

The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, unless we obtain an order from the SEC providing exemptive relief from the relevant provisions of the 1940 Act, we only expect to co-invest on a concurrent basis with certain funds advised by the Adviser when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and the Adviser’s allocation policy. If opportunities arise that would otherwise be appropriate for us and for another fund advised by the Adviser to invest in different securities of the same issuer, the Adviser will need to decide which fund will proceed with the investment. The decision by the Adviser to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by the Adviser has previously invested.

Competition

We compete for investments in CLO securities with other investment funds (including business development companies, closed-end funds, pension funds, private equity funds and hedge funds) as well as traditional financial services companies such as commercial banks, investment banks, finance companies and insurance companies. Many of these entities have greater financial and managerial resources than we do or are not subject to the regulatory constraints of the 1940 Act. We believe we are able to compete with these entities on the basis of the Adviser’s extensive knowledge of CLO structure and the CLO market and longstanding relationships with CLO collateral managers across the industry.

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MANAGEMENT

Our board of directors is responsible for the overall management and supervision of our business and affairs. Our board of directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our officers, approves the engagement, and reviews the performance of, our independent registered public accounting firm and determines our net asset value.

Board of Directors

Our board of directors currently consists of five members three of whom are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as “Independent Directors”.

Under our charter and bylaws, upon completion of this offering, our directors are divided into three classes and are elected for staggered terms of three years each, with the term of one of the three classes expiring at each annual meeting of the stockholders. Each director holds office for the term to which he or she is elected or until his or her successor is duly elected and qualifies. Such classification of our directors may prevent replacement of a majority of our directors for up to a two-year period.

Structure and Leadership

                           , an interested director, serves as both our chief executive officer and chairman of our board of directors. Our board of directors believes that having the same person serve in both roles will result in efficiencies in managing us by eliminating the need to transfer substantial information quickly and repeatedly between the chief executive officer and chairman. The board of directors has not identified a lead Independent Director. However,                            , chairman of the audit committee, is an Independent Director and will act as a liaison between the Independent Directors and management between meetings of the board of directors, will be involved in the preparation of agendas for board and committee meetings and will preside at all of executive sessions of the Independent Directors without management.

Our board of directors understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. Consistent with this understanding, the Independent Directors will consider the board’s leadership structure on an annual basis.

Board of Directors Role in Risk Oversight

Our management team has the primary responsibility for risk management and must develop appropriate processes and procedures to identify, manage and mitigate risks. Our board of directors, through its oversight role, supervises our risk management activities to ensure that the risk management processes designed and implemented by our executives are adapted to and integrated with the board of director’s corporate strategy, designed to support the achievement of organizational objectives, functioning as directed and that necessary steps are taken to foster a culture of risk-adjusted decision-making throughout the enterprise.

A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full board of directors in setting our business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for us. Through dedicated sessions focusing entirely on corporate strategy, the full board of directors will review in detail our short- and long-term strategies, including consideration of significant risks we face and their potential impact.

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Our board of directors will perform its risk oversight function primarily through: (i) its standing committees, which report to the entire board of directors and are comprised solely of Independent Directors; and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser, as necessary, and periodically requesting the production of risk management reports or presentations. The goal of the board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

We also believe that our risk structure complements our current board leadership structure, as it allows the Independent Directors, through the standing committees and otherwise, to exercise oversight of the actions of management in identifying risks and implementing risk management policies and controls. We believe that the role of our board of directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investments in any issuer in which one of our affiliates currently has an investment.

Biographical Information about each Director

Information regarding our board of directors is as follows:

Name, Address(1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
[ ]
Interested Directors
[ ]

(1)	The address of each director is 40 West 57th Street, 29th Floor, New York, NY 10019.

Other than as disclosed in the table above, none of our directors serves, nor have they served during the last five years, on the board of directors of another company registered pursuant to Section 12 of the Exchange Act (or subject to the reporting requirements of Section 15(d) of the Exchange Act) or registered under the 1940 Act (including any other companies in a fund complex with us).

In addition to the description of each director’s “Principal Occupation(s)” set forth above, the following provides further information about each director’s specific experience, qualifications, attributes or skills that led to the conclusion that they should serve as a director.

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Independent Directors

[                   ]

Interested Directors

[                   ]

Officers Who Are Not Directors

Information regarding our officers who are not directors is as follows:

Name, Address(1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

[ ]

[ ]

(1)	The address of each officer is 40 West 57th Street, 29th Floor, New York, NY 10019.

The following is information concerning the business experience of our officers.

[                   ]

Compensation of Directors and Executive Officers

The following table sets forth certain information with respect to the compensation of each director estimated for the fiscal year ending [September 30], 2019.

Name	Aggregate Compensation from the Company
Independent Directors
[ ]	$
Interested Directors
[ ]	$—

Each Independent Director will receive an annual fee of $              . In addition, the chair of each committee will receive an annual fee of $              for his or her additional services in this capacity. We will also reimburse the Independent Directors for reasonable out-of-pocket expenses incurred in attending meetings of our board of directors and its committees. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

No compensation is paid to directors who are “interested persons.”

Director Ownership of Company Shares

The table below sets forth the dollar range of the value of our common stock that is beneficially owned by each director as of              , 2019 and the dollar range of the value of our common stock that is expected to be beneficially owned by each director immediately after the completion of this offering. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

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Name of Director(2)	Dollar Range of Equity Securities in the Company as of , 2019(1)	Pro Forma Dollar Range of Equity Securities in the Company Immediately After Completion of Offering(1)
Independent Directors
[ ]
Interested Directors
[ ]

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.

Board Meetings and Committees

Our board of directors has established two standing committees: audit and nominating. Each committee operates under a written charter that has been approved by our board of directors. Our board of directors has determined that all of the members of each of the standing committees are independent as defined under the rules of the NYSE as applicable to registered closed-end management investment companies and, in the case of members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

Audit Committee

The audit committee consists of               ,                and               .                serves as chair of the audit committee. No member of the audit committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our board of directors has determined that                is an “audit committee financial expert” as defined by applicable SEC rules.

The audit committee’s responsibilities include: (i) appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm; (ii) overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm; (iii) reviewing and discussing with management our annual and semi-annual financial statements and related disclosures; (iv) monitoring our internal control over financial reporting and disclosure controls and procedures; (v) discussing our risk management processes and procedures; (vi) establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns; (vii) meeting independently with our independent registered public accounting firm and management; (viii) reviewing and approving or ratifying any related person transactions; and (ix) preparing the audit committee report required by SEC rules. The audit committee is also responsible for establishing guidelines and making recommendations to our board of directors regarding the valuation of our investments, which are considered when the board of directors determines in accordance with the 1940 Act the value of our investments.

Nominating Committee

Our nominating committee consists of               ,                and               .                serves as chair of the nominating committee. No member of the nominating committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our nominating committee’s responsibilities include: (i) identifying individuals qualified to become members of the board of directors; (ii) recommending to the board of directors nominees for election as directors; (iii) reviewing and making recommendations to the board of directors with respect to management succession planning; and (iv) overseeing an annual evaluation of the board of directors.

The process followed by our nominating committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical

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information and background material relating to potential candidates and interviews of selected candidates by members of the nominating committee and other members of the board, as applicable.

In considering whether to recommend any particular candidate for inclusion on the board of directors, the nominating committee applies the criteria included in its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The nominating committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.

We believe that our directors have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our board of directors as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics, including: leadership; management ability; financial experience; the ability to act with integrity and sound judgment; the capacity to demonstrate innovative thinking, consider strategic proposals, assist with the development of our strategic plan and oversee its implementation; the ability to oversee our risk management efforts; and the commitment to preparation for, and attendance at, board and committee meetings.

Our board of directors does not have a specific diversity policy but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. We believe diversity is important because a variety of viewpoints contribute to an effective decision-making process.

Stockholders may recommend individuals to the nominating committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, to the nominating committee, c/o                         , Corporate Secretary, 40 West 57th Street, 29th Floor, New York, NY 10019. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the nominating committee or our board of directors, by following the procedures set forth in our bylaws.

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THE ADVISER AND THE ADMINISTRATOR

Pursuant to the Investment Advisory Agreement, our board of directors has appointed the Adviser as our investment adviser.

The Adviser

The Adviser, a Delaware limited partnership, is registered as an investment adviser under the Advisers Act. Prior to August 2, 2017, the Adviser’s name was Silverview Capital Partners LP. The Adviser is controlled by its general partner, Silverpeak Credit Manager LLC, a Delaware limited liability company, for whom Kaushik Amin, Mark Walsh and Brett Bossung serve as the managing members.

The Adviser provides advisory services on a discretionary basis to its clients, which include separately managed accounts and pooled investment vehicles for sophisticated institutional investors, and has particular expertise in investing and trading in a variety of credit products. These credit products may include investments in special situations (lending), securitized products, structured credit products, single-name credit products, credit default swaps and other derivatives. The Adviser is part of a multi-strategy investment platform with expertise in the real estate, energy and credit sectors. Silverpeak Group has offices in New York, Atlanta and London. Many of the firm’s investment professionals have worked together for more than a decade, gaining and sharing insights that make them key contributors to the development and growth of the business. Across the platform, Silverpeak Group and its affiliates are focused on creating long-term value for investment partners and adheres to a disciplined investment approach.

The Adviser capitalizes on the deal origination and sourcing, underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of its professionals.

Portfolio Managers

The Portfolio Managers are principals and portfolio managers of the Adviser. Mr. Hagfors will be responsible for the day-to-day management of our portfolio investments. Biographical information on the Portfolio Managers is set forth below:

Adam Hagfors. Adam Hagfors is the Managing Partner and Chief Investment Officer of the Adviser. Prior to co-founding the Adviser, Mr. Hagfors was a Managing Director and the Global Head of the Legacy Group and America’s Head of the Non-Core and Legacy Group at UBS AG where he managed a team of over 40 people spanning a variety of fixed income asset classes across a $40 billion portfolio. Mr. Hagfors served on the UBS Group Americas Executive Committee, the UBS Group Americas Risk and Control Committee, and the UBS Investment Bank Americas Risk Committee. Previously, Mr. Hagfors worked at JP Morgan and Bear Stearns focused on trading corporate synthetic CDOs and credit index products. Mr. Hagfors earned his B.S. in Business Administration and Accounting at Washington and Lee University in 2000.

Brian Rigert. Brian Rigert is a Partner and Portfolio Manager of the Adviser, overseeing investments in U.S. Structured Credit and Corporate Credit Products. Prior to co-founding the Adviser, Mr. Rigert was a Managing Director at UBS Investment Bank and has 16 years of experience in the financial services industry. Mr. Rigert managed the corporate and structured credit trading for the Non-Core and Legacy Group including corporate loans, bonds, CDS, CLOs, TRUPs, and other ABS at UBS. Prior to this role, which began in 2008, Mr. Rigert was a trader on the UBS Principal Finance/Dillon Read trading desks from 2004. Mr. Rigert holds a B.S. in Accounting and Management Information Systems from Boston College (1999) and is a CPA.

Vaibhav Kumar. Vaibhav Kumar is a Partner and Portfolio Manager of the Adviser, overseeing investments in U.S. Securitized Products. Prior to co-founding the Adviser, Mr. Kumar was a Managing Director at UBS Investment Bank in the Legacy Group where he managed all U.S. real estate and securitization products, including RMBS, CMBS, CDOs, and ABS. He had been with UBS for 11 years and had various roles including structuring CDOs (ABS, CRE, and TRUP), serving as a senior banker on the CDO desk, and trading secondary ABS CDOs for UBS in a dealer capacity. Prior to UBS, Mr. Kumar spent two years at BlackRock Solutions in their

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Portfolio Analytics Group. Mr. Kumar holds a B.S. in Computer Science from New York University and a B.E. in Computer Engineering from Stevens Institute of Technology (2002) as part of a dual degree program.

The following table sets forth other accounts within each category listed for which the Portfolio Managers are primarily (either individually or jointly) responsible for day-to-day portfolio management as of December 31, 2018. Each of the accounts is subject to a performance fee, except               accounts listed under “             ” with total assets of $              million as of              , 2018.

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Adam Hagfors	–	$–		$		$
Vaibhav Kumar	–	$–		$		$
Brian Rigert.	–	$–		$		$

Security Ownership of the Portfolio Managers. The table below shows the dollar range of shares of our common stock to be beneficially owned by the Portfolio Managers.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned as of , 2019(1)(2)	Pro Forma Dollar Range of Equity Securities Beneficially Owned Immediately After Completion of the Offering(1)(2)
Adam Hagfors
Vaibhav Kumar
Brian Rigert.

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Compensation of the Portfolio Managers. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser manages and from their longevity with the Adviser. Each Portfolio Manager has indirect equity ownership interests in the Adviser and related long-term incentives. Each Portfolio Manager also receives a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by                 , and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by our long-term performance and the value of our assets as well as the portfolios managed for the Adviser’s other clients.

Investment Advisory Agreement

Services

Subject to the overall supervision of our board of directors, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us. Under the terms of the Investment Advisory Agreement, the Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective investments);

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•	executes, closes, services and monitors the investments we make; and

•	provides us with other investment advisory, research and related services as we may from time to time require.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and both it and its partners, officers and employees are free to furnish similar services to other persons and entities so long as its services to us are not impaired. A discussion regarding the basis for our board of directors’ approval of our Investment Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to the effectiveness of the registration statement, of which this prospectus forms a part.

Duration and Termination.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually (after an initial two-year term) by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by our board of directors or the affirmative vote of a majority of our outstanding securities (as defined in the 1940 Act) without penalty upon not less than 60 days’ written notice to the Adviser and by the Adviser upon not less than 60 days’ written notice to us.

Indemnification.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its affiliates and their respective directors, officers, employees, members, managers, partners, and stockholders are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Management Fee and Incentive Fee

We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee.

Base Management Fee. The base management fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of our “Total Equity Base.” “Total Equity Base” means the net asset value attributable to shares of our common stock and the paid-in capital of our preferred stock, if any. The base management fee is calculated based on the Total Equity Base at the end of the most recently completed calendar quarter and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. In addition, the base management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter).

The base management fees are paid by the holders of our common stock and are not paid by holders of preferred stock, if any, or the holders of any other types of securities that we may issue. The base management fee does not increase when we borrow funds, but will increase if we issue preferred stock, which we may do within the first twelve months following the completion of this offering.

[For the period commencing upon the consummation of this offering and ending on             , 2019, the Adviser has agreed to irrevocably waive the base management fee, without recourse against or reimbursement by the Company.]

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Incentive Fee. In addition, we will pay the Adviser an incentive fee based on our performance. The incentive fee is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a performance return, or “hurdle,” and a “catch up” feature. No incentive fees are payable to our investment adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments PIK interest and zero-coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses, and no incentive fees are payable in respect of any capital gains and no incentive fees are reduced in respect of any capital losses.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.00% of our net asset value per quarter (8.00% annualized). For such purposes, our quarterly rate of return is determined by dividing our Pre-Incentive Fee Net Investment Income by our reported net assets as of the prior period end. Our net investment income used to calculate this part of the incentive fee is also included in the calculation of the Total Equity Base that is used to calculate the 1.75% base management fee.

The incentive fee is paid to the Adviser as follows:

•	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our net asset value;

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our net asset value in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our net asset value) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of our net asset value in any calendar quarter; and

•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our net asset value in any calendar quarter (10.00% annualized) is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

[For the period commencing upon the consummation of this offering and ending on               , 2019, the Adviser has agreed to irrevocably waive the incentive fee, without recourse against or reimbursement by the Company.]

A rise in the general level of interest rates may be expected to lead to higher interest rates applicable to our investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser.

No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer.

The following is a graphical representation of the calculation of the incentive fee as well as examples of its application.

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Quarterly Incentive Fee Based on Net Investment Income

Examples of Quarterly Incentive Fee Calculation (amounts expressed as a percentage of the value of net assets, and are not annualized)*

Alternative 1:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 0.5625%

Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 2.70%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 2.0125%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “catch-up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))

= (100.0% × (Pre-Incentive Fee Net Investment Income – 2.00%)) + 0%

= 100.0% × (2.0125% – 2.00%)

= 100.0% × 0.0125%

= 0.0125%

Alternative 3:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.25%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

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Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 2.5625%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is a incentive fee.

Incentive fee = (100% × “catch-up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))

= (100.0% × (2.50% – 2.00%)) + (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))

= (100.0% × (2.50% – 2.00%)) + (20% × (2.5625% – 2.50%))

= 0.5000% + .0125%

= 0.5125%

(*)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.
(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses as they will be paid for by the Adviser.

License.

In the Investment Advisory Agreement, the Adviser has granted us a non-exclusive, royalty-free license to use the “Silverpeak” name and logo. Under the Investment Advisory Agreement, we have a right to use the “Silverpeak” name and logo for so long as the Investment Advisory Agreement remains in effect. Other than with respect to this license, we have no legal right to the “Silverpeak” name and logo.

Expenses.

The Adviser’s investment team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We will bear all other costs and expenses of our operations and transactions, including: (1) the cost of calculating our net asset value (including the cost and expenses of any independent valuation firm or pricing service); (2) interest payable on debt, if any, incurred to finance our investments; (3) fees and expenses incurred by the Adviser or payable to third parties relating to, or associated with, making or disposing of investments, including legal fees and expenses, travel expenses and other fees and expenses incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights; (4) brokerage fees and commissions; (5) federal and state registration fees and exchange listing fees; (6) federal, state and local taxes; (7) costs of offerings or repurchases of our common stock and other securities; (8) the base management fee and any incentive fee; (9) distributions on shares of our common stock and other securities; (10) administration fees payable to the Administrator under the Administration Agreement; (11) direct costs and expenses of administration and operation, including printing, mailing, long distance telephone and staff, including fees payable in connection with outsourced administrative functions; (12) transfer agent and custody fees and expenses; (13) Independent Director fees and expenses; (14) the costs of any reports, proxy statements or other notices to our stockholders, including printing costs; (15) costs of holding stockholder meetings; (16) litigation, indemnification and other non-recurring or extraordinary expenses; (17) fees and expenses associated with marketing and investor relations efforts; (18) dues, fees and charges of any trade association of which we are a member; (19) fees and expenses associated with independent audits and outside legal costs; (20) fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; (21) costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and (22) all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer, chief operating officer and their respective support staff.

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The Administrator and the Administration Agreement

Services.

The Administrator, a member of Silverpeak Group, provides the administrative services necessary for us to operate. The Administrator furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. The Administrator performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, the Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator may retain third parties to assist in providing administrative services to us. To the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions at cost, sometimes on a direct basis without incremental profit to the Administrator. Payments under the Administration Agreement are equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, information technology, and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary, and their respective staffs.

Duration and Termination.

Unless earlier terminated as described below, the Administration Agreement will remain in effect if approved annually (after an initial two-year term) by our board of directors, including a majority of the Independent Directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Indemnification.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its affiliates and their respective directors, officers, employees, members, managers, partners, and stockholders are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as our investment adviser.

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RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into agreements with the Adviser and its affiliates in which certain members of our officers and the Portfolio Managers have ownership and financial interests.

Investment Advisory Agreement

We have entered into the Investment Advisory Agreement with the Adviser and will pay the Adviser a base management fee and incentive fee. Additionally, we rely on investment professionals from the Adviser to assist our board of directors with the valuation of our portfolio investments. The Adviser’s base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of the Adviser are involved in the valuation process for our portfolio investments. In addition, the incentive fee payable by us to the Adviser may create an incentive for the Adviser to cause us to make more speculative investments or increase our debt outstanding more than would be the case in the absence of such compensation arrangement. See “Risk Factors – Risks Related to Our Business and Structure – Our incentive fee structure may incentivize the Adviser to pursue speculative investments, use leverage when it may be unwise to do so, refrain from de-levering when it would otherwise be appropriate to do so, or include optimistic assumptions in the determination of net investment income.”

Administration Agreement

We have entered into the Administration Agreement, pursuant to which the Administrator furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under our Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority.

Investment Allocation and Transactions with Certain Affiliates

The Adviser and its affiliates manage other assets and funds and may manage other entities in the future, and these other funds and entities may have similar or overlapping investment strategies. Our senior management, the Portfolio Managers and other investment professionals of the Adviser or its other affiliates are serving or may serve as officers, directors or principals of (i) entities that operate in the same or a related line of business as we do, (ii) entities in which we invest or in which we are considering making an investment or (iii) investment funds or other investment vehicles managed by the Adviser or its affiliates. Through these and other relationships, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of a company under our compliance policies or applicable law.

Similarly, the Adviser and/or its affiliates have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s efforts to allocate any particular investment opportunity fairly and equitably among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Adviser and its affiliates.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the Independent Directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which we and one or more of our affiliates are engaging together in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally

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prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of the Independent Directors. Additionally, without the approval of the SEC, we are prohibited from engaging in purchases or sales of assets or joint transactions with the following affiliated persons: (a) our officers, directors, and employees and (b) the Adviser and its affiliates.

We may, however, invest alongside the Adviser and its affiliates or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit us to invest in any issuer in which the Adviser and its affiliates or a fund managed by the Adviser or its affiliates has previously invested.

The Adviser will seek to allocate investment opportunities among us and other eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated pro rata based on the net asset value of each participating vehicle. If the opportunity cannot be allocated pro rata, for regulatory reasons or otherwise, the Adviser will consider the following factors:

•	the investment objective of each vehicle;

•	risk profile and concentration limits of the investment vehicles;

•	available cash and liquidity requirements of each vehicle;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	minimum trade or allocation sizes;

•	regulatory restrictions or concerns, including tax consideration; and

•	such other factors as the Adviser may deem relevant.

In situations where co-investment with other accounts is not permitted or appropriate, the Adviser will need to decide which account will proceed with the investment. The decision by the Adviser to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Under Section 2(a)(9) of the 1940 Act, a person who beneficially owns more than 25% of the voting securities of a company is presumed to control such company.                 , an affiliate of our Adviser, has provided our initial capitalization and, as of the date of this prospectus, holds all of the outstanding shares of our common stock.                  is therefore a control person of us as of the date of this prospectus. However, it is anticipated that                  will no longer be a control person upon the completion of this offering.

	Shares Beneficially Owned(1) Immediately Prior to Offering		Shares Beneficially Owned(1) Immediately Following the Offering(2)
Name and Address	Number	%	Number	%

All directors and officers as a group ( persons)

*	Represents less than 1.0%.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.
(2)	Figures presented reflect pro forma ownership assuming the issuance of shares of common stock in this offering.
(3)	The address of each of our officers and directors is c/o Silverpeak Credit Company, Inc., 40 West 57th Street, 29th Floor, New York, NY 10019.

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DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock by dividing the value of our portfolio investments, cash and other assets (including interest accrued but not collected) less all of our liabilities (including accrued expenses, the aggregate liquidation preference of our preferred stock, borrowings and interest payables) by the total number of outstanding shares of our common stock on a quarterly basis.

In calculating the value of our investment assets each quarter, we will assess whether a sufficient number of market quotations are available or whether a sufficient number of indicative prices from pricing services or brokers or dealers have been received. Investments for which sufficient market quotations are available will be valued at such market quotations. Otherwise, we intend to undertake, at least quarterly, a valuation process as described below:

•	For each investment, a basic review process will be completed by the Adviser’s investment professionals. The preliminary valuations will be documented and then submitted to the Portfolio Managers for ratification.

•	The basic review on every investment and the preliminary valuations will be reviewed and either reaffirmed by the Portfolio Managers.

•	Third-party valuation firm(s) will provide valuation services as requested, by reviewing the Adviser’s preliminary valuations. Each investment for which sufficient market quotations are not readily available will be reviewed and assessed by a third-party valuation firm at least once in every 12-month period, and more often as determined by the audit committee or required by our valuation policy. Such valuation assessment may be in the form of positive assurance, range of values or other valuation method based on the discretion of our board of directors.

•	The Adviser’s Valuation Committee will review the preliminary valuations of the Adviser and independent valuation firms and, if appropriate, approve; then recommend the approval of the valuations to our audit committee and board of directors.

•	Our audit committee will then review and discuss the preliminary valuations of the Adviser as approved by its Valuation Committee and of the independent valuation firms and recommend approval of the valuations to our board of directors.

•	Our board of directors will discuss the valuations and determine the fair value of each investment in the portfolio in good faith based on the input of the Adviser’s Valuation Committee, our audit committee and, where appropriate, the respective independent valuation firm.

See “Risk Factors - Risks Related to Our Business and Structure - Our investment portfolio is recorded at fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.”

We will follow Accounting Standards Codification Topic 820 - Fair Value Measurement for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined with market observations, models or other valuation techniques, valuation inputs, and assumptions market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:

•	Level 1: Valuations are based upon unadjusted quoted prices that are regularly and readily available in active markets for identical assets or liabilities. An active market is defined as a market in which transactions of the asset or liability take place with sufficient frequency and volume to provide pricing information on an ongoing basis and in particular as of the measurement date for the valuation.

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•	Level 2: Valuations are based upon one or more of (1) quoted prices for similar assets or liabilities in active markets; (2) quoted prices for identical or similar assets or liabilities in markets that are not active; or (3) inputs other than quoted prices which are observable, either directly or indirectly, for the asset or liability. Indirectly observable inputs may include inputs derived from or corroborated by observable market data or quoted prices for similar assets or liabilities.

•	Level 3: Valuations are based upon significant unobservable inputs. Level 3 assets or liabilities typically include financial instruments that are not actively traded on a public exchange and for which multiple broker-dealer or pricing service quotes are not readily available.

The inputs into the determination of fair value will be based upon the best information available to the Adviser (or to third-party valuation firms hired by the Adviser to review its valuation recommendations) under the circumstances and may require significant management judgment or estimation. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy will be based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety will require judgment, and will consider factors specific to the investment.

We expect to assess the levels of the investments at each measurement date, and recognize transfers between levels on the measurement dates. We expect substantially all of our investments to be categorized as Level 3 based upon the expected lowest level of significant input to the valuations. Our assessment of the significance of a particular input to the fair value measurement in its entirety will require judgment, and will consider factors specific to the investment.

Consistent with the policies and methodologies to be adopted by the board of directors, we will perform detailed investment valuations, including an analysis of our unsettled trades, using both the market and income approaches as appropriate. There is not one methodology to estimate investment value and, in fact, for any one investment, value is generally best expressed as a range of values. As noted above, we will also engage one or more independent valuation firms(s) to conduct independent appraisals of our investments to develop the range of values, from which we may derive a single estimate of value.

Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that may have been used had a ready market or observable inputs exist for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments will generally be subject to legal and other restrictions, or otherwise will be less liquid than publicly traded instruments. If we are required to liquidate a portfolio investment in a forced or liquidation sale, we might realize significantly less than the value at which such investment will have previously been recorded. Our investments will be subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Application of our valuation methodologies will involve a significant degree of judgment by management.

Determinations in connection with offerings

In connection with future offerings of shares of our common stock, our board of directors or an authorized committee thereof will be required to make a good faith determination that we are not selling such shares at a price below the then-current net asset value per share of our common stock at the time at which the sale is made. Our board or directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value per share of common stock disclosed in our most recent annual or semi-annual report filed with the SEC;

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•	our management’s assessment of whether any material change in the net asset value per share of common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

•	the magnitude of the difference between (i) a value that our board of directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value per share of our common stock disclosed in our most recent annual or semi-annual report filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value per share since the date of the most recently disclosed net asset value per share, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is a possibility that we may (i) issue shares of common stock at a price per share below the then current net asset value per share at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share of our common stock, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

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DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of                              , 2019, our authorized capital stock consisted of 1,000,000,000 shares of stock, par value $0.001 per share, all of which is initially classified as common stock. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of                      , 2019:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common Stock, par value $0.001 per share	1,000,000,000	—

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

We may issue preferred stock within the first twelve months following the completion of this offering. If we issue preferred stock, the costs of such offering will be borne immediately at such time by the holders of our common stock and result in a reduction of the net asset value per share of common stock at that time. Any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of our common stock is made, we maintain an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock, after deducting the amount of such dividend, distribution or purchase price, as the case may be, (2) the holders

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of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, and (3) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends or other distributions, which shall be cumulative. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, obligates us to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan, or any other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan, or any other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition to the indemnification provided for in our charter and bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers that provide for the maximum indemnification permitted under Maryland law and the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses.

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In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Upon the completion of this offering, our board of directors will be divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire at the annual meeting of stockholders to be held in            ,             and            , respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our bylaws provide that a plurality of all votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law nor more than 15. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, after this offering, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for

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stockholder action by less than unanimous consent, which our charter does not). These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the special meeting has been called in accordance with our bylaws for the purposes of electing directors by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our corporate secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company, any proposal for our liquidation, dissolution, merger, conversion, or sale of all or substantially all of our assets and certain transactions with greater than 10% holders requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

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Our bylaws provide that the board of directors will have the power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except (1) as may be determined by our board of directors and (2) with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquirer. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Maryland Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Unless our board of directors approves a resolution specifying otherwise, we are exempt from the Maryland Control Share Acquisition Act for any and all acquisitions by any person of shares of our stock. There can be no

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assurance that our board of directors will not approve a resolution repealing such exemption at any time in the future to the extent permitted by the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

Unless our board of directors adopts a resolution providing otherwise, any business combination between us and any other person is exempted from the provisions of the Business Combination Act. If our board of directors adopts such a resolution in the future, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Forum selection

Our bylaws provide that, unless we otherwise consent to another forum, certain courts in Maryland shall be the exclusive forum for (1) any Internal Corporate Claim (as defined in the Maryland General Corporation Law), (2) any derivative action or proceeding brought on our behalf, (3) any action asserting a claim of breach of any duty owed by any of our directors, officers or employees to us or our stockholders, (4) any action asserting a claim against us or any of our directors, officers or employees arising pursuant to any provision of the Maryland General Corporation Law or our charter or bylaws or (5) any action asserting a claim against us or any of our directors, officers or employees that is governed by the internal affairs doctrine.

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Repurchase of Shares and Other Discount Measures

Because shares of common stock of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their net asset value, the board of directors may from time to time determine that it may be in the interest of the holders of our common stock to take certain actions intended to reduce such discount. The board of directors, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for shares our common stock and will consider such factors as the market price of shares of our common stock, the net asset value per share of our common stock, the liquidity of our assets, the effect on our expenses, whether such transactions would impair our status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on our ability to consummate such transactions. There are no assurances that the board of directors will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in share of our common stock trading at a price which is equal to or approximates their net asset value per share.

In recognition of the possibility that shares of our common stock might trade at a discount to the net asset value of such shares and that any such discount may not be in the interest of the holders of our common stock, the board of directors, in consultation with the Adviser, from time to time may review the possible actions to reduce any such discount.

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DISTRIBUTION POLICY

Regular Distributions

We intend to make regular quarterly cash distributions of all or a portion of our reported earnings to stockholders, and at least 90% of our annual investment company taxable income. Should our annual investment company taxable income exceed our reported earnings, special distributions may be required to maintain our RIC status upon determination of our annual investment company taxable income. We also intend to make at least annual distributions of all or a portion of our “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses). Our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

We intend to declare our first distribution related to the quarter ending          , 2019, which will be payable before          , 2019, and expect such distribution to be approximately $          per share. The amount of the distribution will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. The actual amount of such distribution, if any, remains subject to approval by our board of directors, and there can be no assurance that the distribution will be $          per share. Purchasers in this offering will be entitled to receive this distribution, which is contingent upon the completion of this offering. We anticipate that the distribution will be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during our fiscal year ended [September 30], 2019, the distribution may constitute a return of capital, which is a return of a portion of a stockholder’s original investment in our Shares.

If our distributions from reported earnings exceed our investment company taxable income in a tax year, such excess will represent a return of capital to our stockholders. Additionally, in order to maintain a stable level of distributions, we may pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. To the extent that our net investment income for any year exceeds the total quarterly distributions paid during the year, we intend to make a special distribution at or near year-end of such excess amount as may be required to qualify for RIC tax treatment. Over time, we expect that substantially all of our investment company taxable income will be distributed.

We generally intend to reinvest the capital returned to us from our investments. However, GAAP may require us to characterize all or a portion of our non-taxable (i.e., return of capital) distributions from our CLO investments as interest income. See “Risk Factors -Risks Related to Our Investments - CLO investments involve complex documentation and accounting considerations.”

We have adopted a DRIP that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of the DRIP will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. See “Distribution Reinvestment Plan.” Dividend and capital gains distributions generally are taxable to our stockholders whether they are reinvested in our shares our common stock or received in cash.

Capital Gains Distributions

The 1940 Act currently limits the number of times we may distribute long-term capital gains in any tax year, which may increase the variability of our distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek board of director approval to implement a managed distribution plan for us. The managed distribution plan would be implemented pursuant to an exemptive order that we would intend to obtain from the SEC granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit us to include long-term capital gains as a part of our regular distributions to stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If we implement a managed distribution plan, we would do so without a vote of our stockholders. There can be no assurance that we will implement such a plan, nor can there be any assurance that SEC relief will be obtained.

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At least annually, we intend to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gains and pay federal income tax on the retained gain. As provided under federal tax law, if we retain all or a portion of such gains and make an election, stockholders of record as of the end of our taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by us. We may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

RIC Distribution Requirement

We intend to elect to be treated and to qualify each year thereafter as a RIC under the Code. Accordingly, we intend to satisfy certain requirements relating to sources of our income and diversification of our total assets and to satisfy certain distribution requirements, so as to maintain our RIC tax treatment and to avoid paying U.S. federal income or excise tax. To the extent we qualify as a RIC and satisfy the applicable distribution requirements, we will not be subject to U.S. federal income tax on income paid to our stockholders in the form of dividends or capital gains distributions.

As a RIC, we generally will not be subject to federal income tax on our “investment company taxable income” (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we distribute in each taxable year to stockholders, provided that we distribute an amount at least equal to the sum of 90% of our investment company taxable income and 90% of our net tax-exempt interest income for such taxable year. We intend to distribute to stockholders, at least annually, substantially all of our investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such year, (ii) 98.2% of our capital gains net income, generally computed on the basis of the one-year period ending on October 31 of such year and (iii) 100% of any ordinary income and capital gains net income from the prior year (as previously computed) that were not paid out during such year and on which we paid no U.S. federal income tax. See “U.S. Federal Income Tax Matters - Taxation as a Regulated Investment Company”.

We are subject to significant and variable differences between our reported earnings under GAAP and our taxable income particularly as it relates to our CLO equity investments. Because of the tax recognition requirements for CLO vehicles, which may generally constitute “passive foreign investment companies”, or “PFICs”, taxable income attributed to a CLO equity investment that will be includable in our calculation of investment company taxable income can be dramatically different from the interest income for financial reporting purposes under GAAP for these investments. Taxable income included in our investment company taxable income will be based upon our share of earnings as determined under tax regulations for each CLO entity, which may not be consistent with the distributions we receive from those investments (significant differences are possible), while reported earnings will be based upon an effective yield calculation (which requires the calculation of a yield to expected redemption date based upon an estimation of the amount and timing of future distributions irrespective of their tax character). Our investment company taxable income will be based on the taxable income from our CLO equity investments as well as other sources of taxable income less deductible expenses incurred in the normal course of our operations, including management and incentive fees, administrative expenses, general and administrative expenses, and interest expense on any future debt obligations we may incur. Under certain circumstances, we may be required to recognize income from our CLO investments no later than the time we recognize such income for GAAP purposes. The Company’s final taxable earnings for any fiscal year will not be known until our tax returns are filed for that period and we will be required to estimate includable income for investor reporting and RIC compliance purposes, which may result in significant variability in our distributions as special distributions may be required to maintain our RIC status.

Additional Information

The tax treatment and characterization of our distributions may vary substantially from time to time because of the varied nature of our investments. If our total quarterly distributions in any year exceed the amount of

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our current and accumulated earnings and profits, any such excess would generally be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), we are required to provide stockholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to stockholders that is not attributable to our earnings but represents a return of part of the stockholder’s investment. If our distributions exceed our current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the stockholder’s tax basis in shares of our common stock (thus reducing a stockholder’s adjusted tax basis in his or her shares), and thereafter as capital gains assuming shares of our common stock are held as a capital asset. Upon the sale of shares of our common stock, a stockholder generally will recognize capital gains or loss equal to the difference between the amount realized on the sale and the stockholder’s adjusted tax basis in the shares sold.

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DISTRIBUTION REINVESTMENT PLAN

We have adopted a DRIP that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of the DRIP will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying          , the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the DRIP for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We will use primarily newly issued shares of our common stock to implement the DRIP, whether our shares of our common stock are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares of our common stock in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per shares of our common stock at the close of regular trading on the NYSE on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our commons stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares of common stock will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the DRIP. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same U.S. federal tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the DRIP by notifying the plan administrator via its website at          , by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The DRIP may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the DRIP should be directed to the plan administrator by mail at          .

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

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If you hold shares of our common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

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U.S. FEDERAL INCOME TAX MATTERS

[The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. See “Risk Factors - Risks Related to Our Business and Structure - U.S. tax reform could have a negative impact on our business and on our stockholders.” We have not sought and will not seek any ruling from the Internal Revenue Service, or “IRS” regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in shares of our preferred stock, subscription rights to purchase shares of our common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust); or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated, and to qualify thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income

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and asset diversification requirements (as described below). In addition, in order to be eligible for pass-through tax treatment as a RIC, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the “Annual Distribution Requirement.”

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or that we are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years, or the “Excise Tax Avoidance Requirement.” We generally will endeavor in each year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the “90% Income Test”; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

○	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

○	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of certain qualified publicly traded partnerships,” or the “Diversification Tests.”

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash, which may require us make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

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Our investment in foreign securities may be subject to non-U.S. withholding taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

Some of the CLO vehicles in which we may invest may constitute PFICs. If we acquire shares in PFICs (including equity tranche investments in CLO vehicles that are PFICs), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or “QEF,” in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC. In that case, we would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our income. Under either election, we may be required to recognize taxable income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or “CFC,” (including equity tranche investments in a CLO vehicle treated as CFC) we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Although the Code generally provides that the income inclusions from a QEF or a CFC will be “good income” for purposes of the 90% Income Test to the extent that the QEF or the CFC distribute such income to us in the same taxable year in which the income is included in our income, the Code does not specify whether these income inclusions would be “good income” for the 90% Income Test if we do not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Accordingly, under current law, we believe that the income inclusions from a CLO that is a QEF or a CFC would be “good income” for purposes of the 90% Income Test. However, no guarantee can be made that the IRS would not assert that such income would not be “good income” for purposes of the 90% Income Test to the extent that we do not receive timely distributions of such income from the CLO. If such income were not considered “good income” for purposes of the 90% Income Test, we may fail to qualify as a RIC.

Recently, the IRS and U.S. Treasury Department issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90% Income Test unless we receive a cash distribution from such entity in the same year attributable to the included income. If these regulations are finalized, we will carefully monitor our investments in CLOs to avoid disqualification as a RIC.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation as a Registered Closed-End Management Investment Company — Senior

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Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

FATCA generally imposes a withholding tax of 30% on payments of U.S. source interest and dividends, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2018, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and subordinated debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement and quarterly Diversification Tests.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or “Qualifying Dividends” may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the distribution reinvestment plan, our stockholders who have not “opted out” of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have

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a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of the tax paid by us on the retained capital gains will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

The maximum rate on long-term capital gains for non-corporate taxpayers is 20%. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly), and adjusted gross incomes, for certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

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We or the applicable withholding agent will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax, or “backup withholding” from all distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

We or the applicable withholding agent generally are not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent we properly report such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. We anticipate that a portion of our distributions will be eligible for this exemption from withholding; however, we cannot determine what portion of our distributions (if any) will be eligible for this exception until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exception. Furthermore, in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we report the payment as an interest-related dividend or short-term capital gain dividend.

Actual or deemed distributions of our net capital gains to a stockholder that is a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States,) or, in the case of an individual, the Non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level U.S. federal income tax we pay on the capital gains deemed to

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have been distributed; however, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the distribution reinvestment plan, our stockholders who have not “opted out” of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly reported by us as a short-term capital gains dividend or interest-related dividend (assuming extension of the exemption discussed above), and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and no withholding applies because applicable certifications are provided by the Non-U.S. stockholder), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions, or “FFIs” unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement, or “IGA” with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

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Failure to Qualify as a Regulated Investment Company

While we intend to elect to be treated as a RIC, we anticipate that we will have difficulty satisfying the Diversification Tests as we ramp up our portfolio. To the extent that we have net taxable income prior to our qualification as RIC, we will be subject to U.S. federal income tax on such income. We would not be able to deduct distributions to our shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, our corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend; our non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to qualify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings and profits attributable to any period prior to us becoming a RIC by the end of the first year that we intend to qualify as a RIC. To the extent that we have any net built-in gains in our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) as of the beginning of the first year that we qualify as a RIC, we would be subject to a corporate-level U.S. federal income tax on such built-in gains if and when recognized over the next five years. Alternatively, we may choose to recognize such built-in gains immediately prior to our qualification as a RIC.

If we have previously qualified for tax treatment as a RIC, but subsequently are unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income, and provided that certain holding periods and other requirements are met, could be eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized within the subsequent five years, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of its requalification as a RIC.]

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UNDERWRITING

                                .is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares of our common stock set forth opposite the underwriter’s name.

Underwriter	Shares

Total

The underwriting agreement provides that the obligations of the underwriters to purchase shares of our common stock are subject to certain conditions precedent, including the absence of any material adverse change in our business and the receipt of certain certificates, opinions and letters from us, our counsel and our independent registered public accounting firm. The underwriters are obligated to purchase all of the shares of our common stock being included in this offering (other than those covered by the over-allotment option described below) if they purchase any of the shares.

We, the Adviser and the Administrator have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act or to contribute to payments the underwriters may be required to make because of any of those liabilities.

We intend to apply to list our common stock on the NYSE under the ticker symbol “             ”.

Overallotment Option

The underwriters hold an option, exercisable for 30 days from the date of this prospectus, to purchase from us up to an additional                     shares of our common stock at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares of our common stock approximately proportionate to that underwriter’s initial purchase commitment.

Commissions and Discounts; Offering Expenses

The underwriters propose to initially offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to certain dealers at the public offering price less a concession not in excess of $              per share. The sales load of $        per share is equal to        % of the initial offering price and will be paid solely by the Adviser. If all of the shares of our common stock are not sold at the public offering price, the representative may change the public offering price and other selling terms. Investors must pay for any shares purchased in this offering on or before                        , 2019. The representative has advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

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The following table shows the sales load to be paid to the underwriters solely by the Adviser in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ over-allotment option to purchase additional shares.

	Per Share	No Exercise	Full Exercise
Public Offering Price	$	$	$
Sales Load (Payable by the Adviser)	$	$	$
Total	$	$	$

We estimate that the total expenses of this offering, excluding the sales load, will be approximately $      , all of which will be paid by the Adviser. As part of our payment of our offering expenses, the Adviser has agreed to pay expenses related to the fees and disbursements of counsel to the underwriters, in an amount not to exceed $                 in the aggregate, in connection with the review by the Financial Industry Regulatory Authority, Inc., or “FINRA,” of the terms of the sale of shares of our common stock.

This offering will conform with the requirements set forth in FINRA Rule 2310. The sum of all compensation to the underwriters in connection with this offering of shares, including the sales load, will not exceed 10% of the total public offering price of the shares sold in this offering.

Lock-Up Agreements

We, the Adviser, the Administrator and our executive officers, directors have agreed that, without the prior written consent of the representative, on behalf of the underwriters, we and they will not, during the period ending days after the date of this prospectus issue, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any shares of our common stock or any securities convertible into or exercisable or exchangeable for shares of our common stock, provided, however, that we may issue and sell shares pursuant to the DRIP and each party may sell under other limited exceptions. The representative in its sole discretion may release any of the securities subject to these lock-up agreements at any time.

Price Stabilizations and Short Positions

Certain underwriters may make a market in our shares of our common stock. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, shares of our common stock as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares of our common stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares of our common stock in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares of our common stock made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares of our common stock to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares of our common stock in

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the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. A penalty bid is an arrangement permitting the underwriters to reclaim the selling concession otherwise accruing to a syndicate member in connection with the offering if the shares of our common stock originally sold by such syndicate member are purchased in a syndicate covering transaction and therefore have not been effectively placed by such syndicate member.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares of our common stock. They may also cause the price of shares of our common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

Electronic Delivery

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of Shares to underwriters for sale to their online brokerage account holders. The representatives will allocate Shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, Shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

Additional Relationships

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

The underwriters may have performed investment banking and financial advisory services for the Adviser and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, the Adviser and our affiliates in the ordinary course of business.

The principal business addresses of the representative of the underwriters is                                   .

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REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of our outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•	alter any of our fundamental policies, which are set forth below in “— Investment Restrictions”; or

•	change the nature of our business so as to cease to be an investment company.

A majority of our outstanding voting securities means the lesser of: (a) 67% of our Shares present or represented by proxy at a meeting if the holders of more than 50% of the outstanding Shares are present or represented at the meeting; or (b) more than 50% of our outstanding Shares.

Fidelity Bond; Indemnification. As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. We will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us. Furthermore, as a registered closed-end management investment company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Issuance Price of Shares. We will generally not be able to issue and sell shares of our common stock at a price below the then current net asset value per share (exclusive of any distributing commission or discount). See “Risk Factors — Risks Related to Our Business and Structure — Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.” We may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

Senior Securities. As a registered closed-end management investment company, we may use leverage to the extent permitted by the 1940 Act. We currently anticipate incurring leverage within the first twelve months following the completion of this offering primarily through the issuance of preferred stock, and to a lesser extent through borrowings. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage ratio of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required to have an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If our asset coverage ratio declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we would not be able to make certain distributions or pay dividends. In addition, we may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above.

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Asset Segregation and Coverage. We may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as entering into certain Derivative Transactions, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. We intend to “cover” our derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. “Covered” positions that would otherwise be deemed to create leverage are not counted as senior securities for the purposes of calculating asset coverage ratios under the 1940 Act. We may not cover an applicable derivative transaction if it is not necessary to do so to comply with the 1940 Act limitations on the issuance of senior securities and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in us maintaining securities positions that we would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Investment Restrictions

Our investment objectives and our investment policies and strategies described in this prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by our board of directors without stockholder approval.

As referred to above, the following seven investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

1.	We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

2.	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

3.	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

4.	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

5.	We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

6.	We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and

7.	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of

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non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our board of directors to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction set forth in this prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Code of Ethics

We and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available, free of charge, on our website at www.                            .com. You may also read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus forms a part and is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our Independent Directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to the Adviser.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

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Proxy Policies

Based on the nature of our investment strategy, we do not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to exercise our voting or consult authority in a manner that serves the interests of our stockholders. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time we becomes aware of a material conflict of interest relating to a particular proxy proposal, our CCO will review the proposal and determine how to vote the proxy in a manner consistent with interests of our stockholders.

Proxy Voting Records

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge: (1) upon request, by calling collect                           ; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to:                                                  .

Privacy Policy

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of the Adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Co-Investment

We are generally prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. Further, the 1940 Act generally prohibits registered closed-end funds from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the funds to do so. There is no assurance that we will apply for or obtain such an order from the SEC or, if such order is granted, that it will be on terms favorable to us.

The staff of the SEC has granted no-action relief that permits purchases of a single class of privately placed securities, provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, unless we obtain an order from the SEC providing exemptive relief from the relevant provisions of the 1940 Act, we only expect to co-invest on a concurrent basis with certain funds advised by the Adviser when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and the Adviser’s allocation policy. If opportunities arise that would otherwise be appropriate for us and for another fund advised by the Adviser to invest in different securities of the same issuer, the Adviser will need to decide which fund will proceed with the investment. The decision by the Adviser to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain

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circumstances, we will be unable to invest in any issuer in which another fund advised by the Adviser has previously invested.

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BROKERAGE ALLOCATION

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of broker-dealers or the payment of brokerage commissions or dealer spreads. Subject to policies established by our board of directors, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

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LEGAL MATTERS

Certain legal matters in connection with our Shares will be passed upon for us by Proskauer Rose LLP, New York, New York. Certain legal matters in connection with the offering will be passed upon for the underwriters by          . Proskauer Rose LLP and           may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

CUSTODIAN AND TRANSFER AGENT

Our portfolio securities are held pursuant to a custodian agreement between us and          . The principal business address of           is          .

          serves as our transfer agent, registrar, dividend disbursement agent and stockholder servicing agent, as well as agent for the DRIP. The principal business address of           is          .

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         , an independent registered public accounting firm located at          , provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

SEC FILING INFORMATION

We have filed with the SEC a registration statement on Form N-2 (file numbers 333-                and 811-[●]), together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. Our registration statement may be obtained from the SEC at www.sec.gov.

Upon completion of this offering, we will file with or submit to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1 (800) SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549. This information will also be available free of charge by contacting us at 40 West 57th Street, 29th Floor, New York, NY 10019.

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SILVERPEAK CREDIT COMPANY, INC.

INDEX TO FINANCIAL STATEMENT

Report of Independent Registered Public Accounting Firm	F-2

Statement of Assets and Liabilities as of , 2018	F-3

Notes to Statement of Financial Condition	F-4

[Financial Statement to be added by Amendment]

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                           Shares

Common Stock

SILVERPEAK CREDIT COMPANY, INC.

PRELIMINARY PROSPECTUS

                               , 2019

Until                                  , 2019 all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments and subscriptions.

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PART C

OTHER INFORMATION

Item 25.	Financial statements and exhibits

1	Financial Statements

The Index to Consolidated Financial Statements on page F-1 of this Registration Statement is hereby incorporated by reference.

2	Exhibits

(a)	Articles of Incorporation of the Registrant

(b)	Bylaws of the Registrant

(d)**	Form of Share Certificate

(e)**	Dividend Reinvestment Plan.

(g)**	Investment Advisory Agreement

(h)**	Form of Underwriting Agreement

(j)**	Custodian Agreement

(k)(1)**	Administration Agreement

(k)(2)**	Transfer Agency Agreement.

(l)**	Opinion and Consent of Counsel.

(n)**	Consent of Independent Registered Public Accounting Firm

(r)**	Joint Code of Ethics of the Registrant and Silverpeak Credit Partners LP

**	To be filed by amendment.

Item 26.	Marketing arrangements

The information contained under the heading “Underwriting” in this Registration Statement is hereby incorporated by reference.

Item 27.	Other expenses of issuance and distribution

The following table sets forth the estimated expenses to be incurred by the Registrant in connection with the offering described in this registration statement:

SEC registration fee	$
NYSE listing fee
FINRA filing fee
Printing (other than certificates)
Legal fees and expenses
Accounting fees and expenses
Miscellaneous fees and expenses
Total	$

All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons controlled by or under common control with the Registrant

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None.

Item 29.	Number of holders of shares

As of             , 2019

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share

Item 30.	Indemnification

The information contained under the heading “Description of our Capital Stock —Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses” is incorporated herein by reference.

Item 31.	Business and other connections of Investment Adviser

Neither the Adviser nor any officer, director or partner of the Adviser has been substantially engaged in any business, profession, vocation or employment since the inception of the Investment Adviser other than as set forth under the heading “The Adviser and the Administrator” which is hereby incorporated by reference. Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-107849), and is incorporated herein by reference.

Item 32.	Location of accounts and records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1) the Registrant, Silverpeak Credit Company, Inc., 40 West 57th Street, 29th Floor, New York, NY 10019;

(2) the Transfer Agent, [             ];

(3) the Custodian, [             ]; and

(4) the Adviser, Silverpeak Credit Partners LP, 40 West 57th Street, 29th Floor, New York, NY 10019.

Item 33.	Management services

Not Applicable.

Item 34.	Undertakings

(1)    Registrant undertakes to suspend the offering of shares of its common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10% from its net asset value per Share as of the effective date of this Registration Statement, or (b) its net asset value per share increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2)    Not applicable.

(3)    Not applicable.

(4)    Not applicable.

(5)    Registrant undertakes that:

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a.       For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b.       For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)    Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 12th day of October 2018.

By:	/s/ Adam Hagfors
Name:	Adam Hagfors
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities set forth below on the 12th day of October 2018.

Name	Title

/s/ Adam Hagfors	Director, President (Principal Executive Officer) and
Adam Hagfors	Treasurer (Principal Financial and Accounting Officer)

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